     As filed with the Securities and Exchange Commission on June 27, 2008


                          File No. 333-02381/811-07589

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 70                     [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 72                             [X]

                         THE HARTFORD MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on June 30, 2008 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  on (Date) pursuant to paragraph (a)(1) of Rule 485

     [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [ ]  on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 70 to the Registration Statement of The Hartford Mutual Funds, Inc. (the "Registrant") on Form N-1A (File Nos. 333-02381/811-07589) is being filed to: (i) register Class A, B, C, I, R3, R4, R5 and Y shares of a new fund - The Hartford Diversified International; and (ii) make corresponding changes to the Registrant's Combined Statement of Additional Information.

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                       PROSPECTUS
                       JUNE 30, 2008


AS WITH ALL MUTUAL      THE HARTFORD DIVERSIFIED INTERNATIONAL FUND
FUNDS, THE
SECURITIES AND
EXCHANGE COMMISSION
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     (This page is intentionally left blank)

CONTENTS

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Introduction                Introduction                                                 2
A summary of the            The Hartford Diversified International Fund
  fund's                                                                                 3
goals, principal
  strategies,
main risks,
  performance and
expenses
Description of other        Investment strategies and investment matters                 6
investment                  Terms used in this Prospectus
  strategies and                                                                         8
investment risks
Investment manager          Management of the fund
and                                                                                      9
management fee
  information
Information on your         About your account
account                                                                                 11
                            Choosing a share class                                      11
                            How sales charges are calculated                            12
                            Sales charge reductions and waivers                         13
                            Opening an account                                          17
                            Buying shares                                               18
                            Selling shares                                              20
                            Transaction policies                                        22
                            Dividends and account policies                              25
                            Additional investor services                                25
Further information         Financial highlights
on the                                                                                  27
fund                        Fund code and CUSIP number                                  28
                            For more information                                back cover





THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

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This prospectus relates to the Class A, Class B and Class C shares of The Hartford Diversified International Fund (the "fund"). The fund also offers Class Y, Class I and Class R3, Class R4 and Class R5 shares to certain qualified investors pursuant to separate prospectuses describing those classes.

The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.

The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the fund is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Fund" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE THE SUB-ADVISER ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

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INVESTMENT GOAL. The Hartford Diversified International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in foreign equity securities selected on the basis of potential for capital appreciation. The fund will seek to outperform the MSCI All Country World ex US Index. The MSCI All Country World ex US Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the fund has no limit on the amount of assets that may be invested in any one country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Under normal circumstances, the fund will invest in a broad range of companies across a broad range of countries. The fund may invest in companies of any market capitalization.

The fund chooses the equity securities in which it invests using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.


The fund employs a multiple portfolio manager structure and is organized into three broad strategies. Each strategy includes one or more specific portfolio management approaches that independently seek to provide total return. The fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies. The three broad strategies the fund will pursue are:


BROAD/SPECIAL OPPORTUNITIES: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In the aggregate, managers will invest in companies across a range of market capitalizations, industries and countries.

OPPORTUNISTIC GROWTH: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies and market capitalizations that managers believe have superior growth potential.


OPPORTUNISTIC VALUE: Opportunistic Value approaches seek growth of capital by investing primarily in equity securities covering a broad range of industries and market capitalizations that managers believe are undervalued and have the potential for appreciation.




THE HARTFORD MUTUAL FUNDS                                                      3

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

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MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



4                                                      THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

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PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class A, B or C shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   1.00%       1.00%       1.00%
  Distribution and service (12b-1) fees(2)                          0.25%       1.00%       1.00%
  Other expenses(3)                                                 0.40%       0.40%       0.40%
  Total annual operating expenses(4)                                1.65%       2.40%       2.40%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.


(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.65%, 2.40% and 2.40%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  709      $  743       $343
  Year 3                                                            $1,042      $1,048       $748


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                       CLASS A     CLASS B     CLASS C
  Year 1                                                             $  709       $243        $243
  Year 3                                                             $1,042       $748        $748





THE HARTFORD MUTUAL FUNDS                                                      5

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). The fund may invest in equity securities as part of its principal investment strategy. As described below, an investment in the fund entails special additional risks.

 FOREIGN INVESTMENTS


The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy. Foreign investments and non-dollar investments involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans, or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures may be unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a part of its principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia, Croatia, Nigeria and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and/or substantial economic and political disruptions. The fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


 SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more

6                                                      THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices, but not as a part of its principal investment strategy. These techniques, which are secondary strategies to the fund's primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also be used to seek to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 OTHER INVESTMENT COMPANIES

The fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.


THE HARTFORD MUTUAL FUNDS                                                      7

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
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 RISKS OF ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by the fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the fund's portfolio become illiquid, the fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of the fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of the fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares".

 ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal. The fund's prospectus will be updated prior to any change in the fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may, at times, engage in short-term trading and may have a relatively high rate of portfolio turnover.

Short-term trading and high portfolio turnover could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and, therefore, could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with (e.g. derive 50% or more of their revenues or income from) markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.


Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete calendar month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website no earlier than 15 days after the end of each month the fund's largest ten holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the funds' SAI.



8                                                      THE HARTFORD MUTUAL FUNDS

                                                          MANAGEMENT OF THE FUND
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 THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $344.1 billion in assets as of March 31, 2008. At the same time, HIFSCO had over $49.9 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the sub-adviser to the fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fee nor the sub-advisory fee are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund specifically. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

DIVERSIFIED INTERNATIONAL FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount over $1 billion                     0.90%



Because the fund had not commenced operations as of the date of this prospectus, no information is available regarding the dollar amount of fees paid by the fund to HIFSCO.


A discussion regarding the basis for the Board of Director's approval of the fund's investment management and investment sub-advisory agreements will be available in the fund's annual report to shareholders covering the period ending October 31, 2008.

 PORTFOLIO MANAGERS OF THE FUND

The following people have primary responsibility for the day-to-day management of the fund's portfolio. Each member of the team manages a portion of the fund. The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


THE HARTFORD MUTUAL FUNDS                                                      9

MANAGEMENT OF THE FUND
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Cheryl M. Duckworth, CFA, Senior Vice President and Director, Research Portfolios of Wellington Management coordinates a team of global industry analysts that are involved in portfolio management and securities analysis for the fund and has served in this capacity for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Theodore B.P. Jayne, CFA, Vice President and Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Jayne joined Wellington Management as an investment professional in 1998.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Offit joined Wellington Management as an investment professional in 1997.

David S. Pope, CFA, Vice President and Quantitative Analyst of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Pope joined Wellington Management as an investment professional in 2001.

Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Trojan joined Wellington Management as an investment professional in 1989.



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 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. The fund also offers Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Your financial representative can help you decide which share class you should buy.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and/or for providing services to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a letter of intent or right of accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated."

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the fund.

 DISTRIBUTION PLANS

The Company, on behalf of the fund, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of the fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules regarding asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, the fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the fund's average daily net assets attributable to Class A shares. The entire

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amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, the fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, the fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the fund pays HIFSCO the entire fee regardless of HIFSCO's expenditures. Accordingly, if HIFSCO's actual expenditures do not match the fee payable to HIFSCO at any given time, the fund will not be obligated to pay more or less than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the fund as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of the fund. A Plan will automatically terminate in the event of its assignment.

 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the fund are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value

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of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under "Waivers for Certain Investors."

The commission schedule and 1% CDSC indicated above will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                   CDSC
1st year                                   5.00%
2nd year                                   4.00%
3rd year                                   3.00%
4th year                                   3.00%
5th year                                   2.00%
6th year                                   1.00%
After 6 years                               None


CLASS C contingent deferred sales charges are described in the table below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                   CDSC
1st year                                   1.00%
After 1 year                                None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the fund's shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.


 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the fund's transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual

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   Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a Hartford Mutual Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of the fund, you may reinvest some or all of the proceeds in the

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same share class of any Hartford Mutual Fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the fund,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the Hartford Mutual Funds, The Hartford, the sub-adviser, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (a 1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The fund makes available free of charge, on the fund's website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The fund's website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the fund. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and, therefore, your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the fund's shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the fund, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the fund attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the fund attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including the fund


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  within a group that receives special marketing focus or are placed on a "preferred list;"

- "Due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc.,UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the fund, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the fund attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the fund attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill

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Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, the fund offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for the fund is as follows:

     -  non-retirement accounts: $1,000.

     -  retirement accounts: $1,000.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month.

     -  subsequent investments: $50.

     -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent's discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     17

 BUYING SHARES


ON THE WEB

  (WIRE    TO ACCESS YOUR ACCOUNT(S)
  GRAPH-
  IC)      - Visit www.hartfordinvestor.com

           - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name"
             link.

           TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

           - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.
           - Once bank instructions have been established, click on "View Account
             Detail" for the appropriate account. Select "Purchase Shares" from the
             "Select Action" menu, next to the fund you want to purchase into.
           - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

           TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

           - Click on "View Account Detail" for the appropriate account. Select
             "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
           - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE   TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPH-
  IC)      - Verify that your bank/credit union is a member of the Automated Clearing
             House (ACH) system.
           - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
             P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6
             P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
           - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M.
             Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
           - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

           TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
           MUTUAL FUND

           - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




18                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK   - Make out a check for the investment amount, payable to "The Hartford
  GRAPH-     Mutual Funds."
  IC)      - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
           - Deliver the check and your investment slip, or note, to the address listed below.

                The Hartford Mutual Funds
                P.O. Box 9140
                Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW   - Write a letter of instruction indicating the fund names, share class,
  GRAPH-     account number, the name(s) in which the accounts are registered, and
  IC)        your signature.
           - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                The Hartford Mutual Funds
                P.O. Box 64387
                St. Paul, MN 55164-0387
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE    - Instruct your bank to wire the amount of your investment to:
  GRAPH-        US Bank National Association
  IC)           9633 Lyndale Ave S
                Bloomington, MN 55420-4270
                ABA #091000022,
                credit account no: 1-702-2514-1341
                The Hartford Mutual Funds Purchase Account
                For further credit to: (Your name)
                Hartford Mutual Funds Account Number:
                (Your account number)
           Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     19

 SELLING SHARES





ON THE WEB

  TO ACCESS YOUR ACCOUNT(S)
           - Visit www.hartfordinvestor.com
  (CHECK   - Select Mutual Funds on the menu bar
  GRAPH-   - Log in by selecting Hartford Mutual Funds from the login section, enter
  IC)        your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name"
             link.
           Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

             TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK MAILED TO
             YOUR ADDRESS OF RECORD

           - Click on "View Account Detail" for the appropriate account. Select
             "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
           - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
           - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

             TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

           - Click on "View Account Detail" for the appropriate account. Select
             "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
           - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.






BY LETTER
           In certain circumstances, you will need to make your request to sell shares
  [LET-    in writing. Requirements for the written requests are shown below. A check
  TER      will be mailed to the name(s) and address in which the account is
  GRAPH-   registered or otherwise according to your letter of instruction. Overnight
  IC]      delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan administrator.
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                   ADDRESS:                                      PHONE NUMBER:
            THE HARTFORD MUTUAL FUNDS                      1-888-THE-STAG (843-7824)
                 P.O. BOX 64387                   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
             ST. PAUL, MN 55164-0387                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




20                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
           - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
           - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
           - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
           - Signatures of the trustee(s)
           - Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
           - Call 1-888-843-7824 for instructions
BY PHONE

           - Certain types of accounts may be redeemed by telephone. This is limited
  (PHONE     to non-retirement accounts or IRA plans where the shareowner is age 59
  GRAPH-     1/2 or older. For circumstances in which you need to request to sell
  IC)        shares in writing, see "Selling Shares by Letter."
           - Restricted to sales of up to $50,000 per shareowner any 7-day period.
           - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
           - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
             P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6
             P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
           - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M.
             Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
           - For automated service 24 hours a day using your touch-tone phone, call the number below.




BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

           - Fill out the "Bank Account or Credit Union Information" section of your
  (WIRE      new account application or the "Bank or Credit Union Information Form" to
  GRAPH-     add bank instructions to your account.
  IC)      - EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day.
             Your bank may charge a fee for this service.
           - Wire transfers of amounts of $500 or more are available upon request.
             Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

           - Obtain a current prospectus for the fund into which you are exchanging by
  (ARROW     calling your financial representative or the transfer agent at the number
  GRAPH-     below.
  IC)      - Call your financial representative or the transfer agent to request an exchange.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

CHECKWRITING -- APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY

           - Fill out the "Class A Money Fund Checkwriting Signature Card" section of your new account application.
           - Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.
           - Write a check for any amount over $100 and sign each check as designated on the signature card.
           - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
           - You may not write a check for the entire value of your account or close your account by writing a check.
           - If the amount of your check is greater than the value of your Money
             Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
           - Checks cleared and/or verified electronically will not be accepted.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.






                   ADDRESS:                                      PHONE NUMBER:
            THE HARTFORD MUTUAL FUNDS                      1-888-THE-STAG (843-7824)
                 P.O. BOX 64387                   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
             ST. PAUL, MN 55164-0387                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     21

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class of shares as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each class of shares is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the fund's Board of Directors. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the fund in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.


22                                                     THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES
--------------------------------------------------------------------------------

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of the fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The fund reserves the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, R3, R4, R5 or Y shares of the fund, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund's shares by the fund's shareholders can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio managers to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within the fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund's shareholders are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with

THE HARTFORD MUTUAL FUNDS                                                     23

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


numerous fund families with differing market timing policies, the fund is limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts are as follows:
(1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.
(3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the fund) for limiting exchange activity in a manner that serves the purposes of the fund's policy as determined by the Frequent Trading Review Committee (comprised of the fund's Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the fund and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and, therefore, share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary

24                                                     THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES
--------------------------------------------------------------------------------


settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction, which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

The fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

The fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You must also complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

Distributions from the fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund. You determine the frequency and amount of your

THE HARTFORD MUTUAL FUNDS                                                     25

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using an AIP to open an account, you must invest a minimum of $50 per month into the fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out The Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from the fund to the same class of shares of another of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the fund into the same class of another of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the fund's records. The consolidation of these mailings, called householding, benefits the fund through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.



26                                                     THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Because the fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the fund.


THE HARTFORD MUTUAL FUNDS                                                     27

FUND CODE AND CUSIP NUMBER
--------------------------------------------------------------------------------



                                                        CLASS    FUND      CUSIP
NAME                                                   SHARES    CODE      NUMBER
----                                                   ------    ----    ---------
The Hartford Diversified International Fund            A         1563    41664L385
The Hartford Diversified International Fund            B         1564    41664L377
The Hartford Diversified International Fund            C         1565    41664L369




28                                                     THE HARTFORD MUTUAL FUNDS

                     (This page is intentionally left blank)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Diversified International Fund:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund had not commenced operations as of the date of this prospectus, the fund has not yet delivered an annual or semi-annual report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm ; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS I SHARES

                       PROSPECTUS
                       JUNE 30, 2008


AS WITH ALL MUTUAL      THE HARTFORD DIVERSIFIED INTERNATIONAL FUND
FUNDS, THE
SECURITIES AND
EXCHANGE COMMISSION
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     (This page is intentionally left blank)

CONTENTS

--------------------------------------------------------------------------------




Introduction                Introduction                                                 2
A summary of the            The Hartford Diversified International Fund                  3
fund's goals,
principal
strategies, main
risks, performance
and expenses
Description of other        Investment strategies and investment matters                 6
investment                  Terms used in this prospectus                                8
strategies and
investment risks
Investment manager          Management of the fund                                       9
and management fee
information
Information on your         About your account                                          11
account
                            Class I share investor requirements                         11
                            Choosing a share class                                      11
                            Payments to Financial Intermediaries and Other              11
                            Entities
                            Opening an account                                          13
                            Buying shares                                               13
                            Selling shares                                              14
                            Transaction policies                                        15
                            Dividends and account policies                              17
Further information         Financial highlights                                        19
on the
fund                        Fund code and CUSIP number                                  20
                            For more information                                back cover





THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

--------------------------------------------------------------------------------

This prospectus relates to the Class I shares of The Hartford Diversified International Fund (the "fund"). The fund also offers Class A, Class B, Class C, Class Y and Class R3, Class R4 and Class R5 shares to certain qualified investors pursuant to separate prospectuses describing those classes.

The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.

The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the fund is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Fund" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE THE SUB-ADVISER ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Diversified International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in foreign equity securities selected on the basis of potential for capital appreciation. The fund will seek to outperform the MSCI All Country World ex US Index. The MSCI All Country World ex US Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the fund has no limit on the amount of assets that may be invested in any one country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Under normal circumstances, the fund will invest in a broad range of companies across a broad range of countries. The fund may invest in companies of any market capitalization.

The fund chooses the equity securities in which it invests using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.


The fund employs a multiple portfolio manager structure and is organized into three broad strategies. Each strategy includes one or more specific portfolio management approaches that independently seek to provide total return. The fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies. The three broad strategies the fund will pursue are:


BROAD/SPECIAL OPPORTUNITIES: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In the aggregate, managers will invest in companies across a range of market capitalizations, industries and countries.

OPPORTUNISTIC GROWTH: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies and market capitalizations that managers believe have superior growth potential.


OPPORTUNISTIC VALUE: Opportunistic Value approaches seek growth of capital by investing primarily in equity securities covering a broad range of industries and market capitalizations that managers believe are undervalued and have the potential for appreciation.




THE HARTFORD MUTUAL FUNDS                                                      3

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



4                                                      THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  1.00%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)(2)                                                             0.40%
  Total annual operating expenses(2)                                               1.40%




(1) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.



(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.40%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS I
  Year 1                                                                            $143
  Year 3                                                                            $443




THE HARTFORD MUTUAL FUNDS                                                      5

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). The fund may invest in equity securities as part of its principal investment strategy. As described below, an investment in the fund entails special additional risks.

 FOREIGN INVESTMENTS


The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy. Foreign investments and non-dollar investments involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans, or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures may be unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a part of its principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia, Croatia, Nigeria and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and/or substantial economic and political disruptions. The fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


 SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more

6                                                      THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices, but not as a part of its principal investment strategy. These techniques, which are secondary strategies to the fund's primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques may also be used to seek to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 OTHER INVESTMENT COMPANIES

The fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.


THE HARTFORD MUTUAL FUNDS                                                      7

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


 RISKS OF ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by the fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the fund's portfolio become illiquid, the fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of the fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of the fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares".

 ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal. The fund's prospectus will be updated prior to any change in the fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may, at times, engage in short-term trading and may have a relatively high rate of portfolio turnover.

Short-term trading and high portfolio turnover could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and, therefore, could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with (e.g. derive 50% or more of their revenues or income from) markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.


Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete calendar month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website no earlier than 15 days after the end of each month the fund's largest ten holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the funds' SAI.


8                                                      THE HARTFORD MUTUAL FUNDS

                                                          MANAGEMENT OF THE FUND
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 THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $344.1 billion in assets as of March 31, 2008. At the same time, HIFSCO had over $49.9 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the sub-adviser to the fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fee nor the sub-advisory fee are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund specifically. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

 DIVERSIFIED INTERNATIONAL FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount over $1 billion                     0.90%



Because the fund had not commenced operations as of the date of this prospectus, no information is available regarding the dollar amount of fees paid by the fund to HIFSCO.


A discussion regarding the basis for the Board of Director's approval of the fund's investment management and investment sub-advisory agreements will be available in the fund's annual report to shareholders covering the period ending October 31, 2008.

 PORTFOLIO MANAGERS OF THE FUND

The following people have primary responsibility for the day-to-day management of the fund's portfolio. Each member of the team manages a portion of the fund. The fund's SAI provides additional information about the portfolio managers' compensation, other accounts

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managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Cheryl M. Duckworth, CFA, Senior Vice President and Director, Research Portfolios of Wellington Management coordinates a team of global industry analysts that are involved in portfolio management and securities analysis for the fund and has served in this capacity for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Theodore B.P. Jayne, CFA, Vice President and Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Jayne joined Wellington Management as an investment professional in 1998.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Offit joined Wellington Management as an investment professional in 1997.

David S. Pope, CFA, Vice President and Quantitative Analyst of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Pope joined Wellington Management as an investment professional in 2001.

Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Trojan joined Wellington Management as an investment professional in 1989.



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 CLASS I SHARE INVESTOR REQUIREMENTS

Investors may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. These financial intermediaries may purchase Class I shares at net asset value without an annual distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares. Class A shares are subject to a front-end sales charge and distribution fee.

 CHOOSING A SHARE CLASS

The I share class has its own cost structure. The fund also offers Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Your financial representative can help you decide which share class you should buy.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the fund.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

 COMMISSIONS AND RULE 12B-1 PAYMENTS

HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial Intermediaries") that sell shares of the fund. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and, therefore, your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

 ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES

HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the fund's shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the fund, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the fund attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the fund attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including the fund within a group that receives special marketing focus or are placed on a "preferred list;"


THE HARTFORD MUTUAL FUNDS                                                     11

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- "Due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc.,UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

 SERVICING COMPENSATION TO SERVICING INTERMEDIARIES

HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the fund, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the fund attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the fund attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC;

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International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

The information you provide may also be validated through various public databases. If the fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for the fund is as follows:

     -  $1,000.

     -  subsequent investments: $50.

Minimum investment amounts may be waived for certain present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent's discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative.

4. Make your initial investment selection. Your financial representative can initiate any purchase, exchange or sale of shares.

 BUYING, EXCHANGING & SELLING SHARES

 BUYING SHARES

As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. Your initial investment must meet the minimum requirement of $1,000. See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

 EXCHANGING SHARES

Class I shares may only be exchanged for Class I shares of any other Hartford Mutual Fund by having your financial representative process your exchange request. Class I shares may not be exchanged for any other class. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The fund reserves the right to amend or

THE HARTFORD MUTUAL FUNDS                                                     13

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terminate the exchange privilege at any time, for any reason.

If you own Class A, B, C, R3, R4, R5 or Y shares of the fund, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 SELLING SHARES

You may redeem your shares by having your financial representative process your redemption. Your financial representative will be responsible for furnishing all necessary documents to the fund and may charge you for this service.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                     CONTACT YOUR FINANCIAL REPRESENTATIVE FOR
          MINNEAPOLIS, MN 55480-9140                     INSTRUCTIONS AND ASSISTANCE.





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 VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class of shares as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each class of shares is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the fund's Board of Directors. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

 EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund's shares by the fund's shareholders can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio managers to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities;

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(ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within the fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund's shareholders are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts are as follows: (1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the fund) for limiting exchange activity in a manner that serves the purposes of the fund's policy as determined by the Frequent Trading Review Committee (comprised of the fund's Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the fund and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


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The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and, therefore, share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When a request is placed to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you (or your financial representative) until the purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

 DIVIDENDS AND ACCOUNT POLICIES

You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction, which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

The fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make

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                                                            TRANSACTION POLICIES
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required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid by the fund.

Distributions from the fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the fund.



18                                                     THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Because the fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the fund.


THE HARTFORD MUTUAL FUNDS                                                     19

                                                      FUND CODE AND CUSIP NUMBER

--------------------------------------------------------------------------------

                                                        CLASS    FUND      CUSIP
NAME                                                   SHARES    CODE      NUMBER
----                                                   ------    ----      ------
The Hartford Diversified International Fund            I         1566    41664L351




20                                                     THE HARTFORD MUTUAL FUNDS

                     (This page is intentionally left blank)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Diversified International Fund:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund had not commenced operations as of the date of this prospectus, the fund has not yet delivered an annual or semi-annual report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES

                       RETIREMENT PLAN PROSPECTUS
                       JUNE 30, 2008


AS WITH ALL MUTUAL      THE HARTFORD DIVERSIFIED INTERNATIONAL FUND
FUNDS, THE
SECURITIES AND
EXCHANGE COMMISSION
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                                 (This page is intentionally left blank)

CONTENTS

--------------------------------------------------------------------------------




Introduction                Introduction                                                 2

A summary of the            The Hartford Diversified International Fund                  3
fund's goals,
principal
strategies, main
risks, performance
and expenses

Description of other        Investment strategies and investment matters                 6
investment
strategies and
investment risks

                            Terms used in this prospectus                                8

Investment manager          Management of the fund                                       9
and management fee
information

Information on your         About your account                                          11
account
                            Choosing a share class                                      11
                            Investor Requirements                                       14
                            Opening an account                                          14
                            Buying shares                                               15
                            Selling shares                                              15
                            Transaction policies                                        16
                            Dividends and account policies                              18

Further information         Financial highlights                                        19
on the fund

                            Fund code and CUSIP number                                  20
                            For more information                                back cover





THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

--------------------------------------------------------------------------------

This prospectus relates to the Class R3, Class R4, Class R5 and Class Y shares of The Hartford Diversified International Fund (the "fund"). The fund also offers Class A, Class B, Class C and Class I shares pursuant to separate prospectuses describing those classes.

Below is a summary table briefly describing certain differences between the different share classes offered in this retirement plan prospectus. You should refer to the summary of the fund's goals, principal strategies, main risks, performance and expenses for more details. The fund offers several classes of shares to retirement plans. Each class has its own expense structure and may provide for different levels of service and different amounts of compensation to financial intermediaries. It is the responsibility of a plan fiduciary to choose the share class (and pricing) that best suits the needs of plan participants.


                           CLASS R3                CLASS R4                CLASS R5                CLASS Y
INVESTMENT MINIMUMS        None                    None                    None                    $1 million
MAXIMUM SALES CHARGE       None                    None                    None                    None
  (LOAD)*
MAXIMUM DEFERRED SALES     None                    None                    None                    None
  CHARGE (LOAD)*
MANAGEMENT FEES**          1.00%                   1.00%                   1.00%                   1.00%
DISTRIBUTION AND           0.50%                   0.25%                   None                    None
  SERVICE (12B-1)
  FEES**
ADMINISTRATIVE FEE**       0.20%                   0.15%                   0.10%                   None
ELIGIBLE INVESTORS         401(k) plans, 457       401(k) plans, 457       401(k) plans, 457       Employee benefit or
                           plans, employer-        plans, employer-        plans, employer-        retirement plans
                           sponsored 403(b)        sponsored 403(b)        sponsored 403(b)        with at least $10
                           plans, profit-          plans, profit-          plans, profit-          million in plan
                           sharing and money       sharing and money       sharing and money       assets, or 750 or
                           purchase pension        purchase pension        purchase pension        more eligible
                           plans, defined          plans, defined          plans, defined          employees; and
                           benefit plans, and      benefit plans, and      benefit plans, and      certain employee
                           nonqualified            nonqualified            nonqualified            benefit or
                           deferred                deferred                deferred                retirement plans. +
                           compensation plans.     compensation plans.     compensation plans.



*  Imposed on purchases as a percentage of the offering price
** As a percentage of a fund's average net assets
+  See "Investor Requirements" for additional institutional eligible investors.

The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.

The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the fund is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Fund" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE THE SUB-ADVISER ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Diversified International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in foreign equity securities selected on the basis of potential for capital appreciation. The fund will seek to outperform the MSCI All Country World ex US Index. The MSCI All Country World ex US Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the fund has no limit on the amount of assets that may be invested in any one country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Under normal circumstances, the fund will invest in a broad range of companies across a broad range of countries. The fund may invest in companies of any market capitalization.

The fund chooses the equity securities in which it invests using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.


The fund employs a multiple portfolio manager structure and is organized into three broad strategies. Each strategy includes one or more specific portfolio management approaches that independently seek to provide total return. The fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies. The three broad strategies the fund will pursue are:


BROAD/SPECIAL OPPORTUNITIES: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In the aggregate, managers will invest in companies across a range of market capitalizations, industries and countries.

OPPORTUNISTIC GROWTH: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies and market capitalizations that managers believe have superior growth potential.

OPPORTUNISTIC VALUE: Opportunistic Value approaches seek growth of capital by investing primarily in equity securities covering a broad range of industries and market capitalizations that managers believe are undervalued and have the potential for appreciation.



THE HARTFORD MUTUAL FUNDS                                                      3

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



4                                                      THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class R3, R4, R5 or Y shares of the fund.

                                                        CLASS R3     CLASS R4       CLASS R5       CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as
  a percentage of offering price                           None         None           None          None
  Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds, whichever is less)                             None         None           None          None
  Exchange fees                                            None         None           None          None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                         1.00%        1.00%          1.00%         1.00%
  Distribution and service (12b-1) fees                   0.50%        0.25%          0.00%         0.00%
  Other expenses(1)(2)                                    0.40%        0.35%          0.30%         0.20%
  Total annual operating expenses(2)                      1.90%        1.60%          1.30%         1.20%




(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.



(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.90%, 1.65%, 1.40% and 1.30%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                      CLASS R3     CLASS R4     CLASS R5     CLASS Y
  Year 1                                                     $193         $163         $132         $122
  Year 3                                                     $597         $505         $412         $381




THE HARTFORD MUTUAL FUNDS                                                      5

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


 INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). The fund may invest in equity securities as part of its principal investment strategy. As described below, an investment in the fund entails special additional risks.

 FOREIGN INVESTMENTS



The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy. Foreign investments and non-dollar investments involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans, or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures may be unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS


The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a part of its principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia, Croatia, Nigeria and certain other emerging countries involves risk of loss resulting from problems in share registration and/or custody and substantial economic and political disruptions. The fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


 SMALL CAPITALIZATION COMPANIES


The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result,

6                                                      THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices, but not as a part of its principal investment strategy. These techniques, which are secondary strategies to the fund's primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques may also be used to seek to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 OTHER INVESTMENT COMPANIES


The fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

RISKS OF ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.


THE HARTFORD MUTUAL FUNDS                                                      7

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Securities purchased by the fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the fund's portfolio become illiquid, the fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of the fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of the fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares".

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal. The fund's prospectus will be updated prior to any change in the fund's investment goal (or objective).

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may, at times, engage in short-term trading and may have a relatively high rate of portfolio turnover.

Short-term trading and high portfolio turnover could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and, therefore, could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with (e.g. derive 50% or more of their revenues or income from) markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.


Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete calendar month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website no earlier than 15 days after the end of each month the fund's largest ten holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the funds' SAI.


8                                                      THE HARTFORD MUTUAL FUNDS

                                                          MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $344.1 billion in assets as of March 31, 2008. At the same time, HIFSCO had over $49.9 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISER


Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the sub-adviser to the fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

 SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fee nor the sub-advisory fee are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund specifically. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

 DIVERSIFIED INTERNATIONAL FUND



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount over $1 billion                     0.90%



Because the fund had not commenced operations as of the date of this prospectus, no information is available regarding the dollar amount of fees paid by the fund to HIFSCO.


A discussion regarding the basis for the Board of Director's approval of the fund's investment management and investment sub-advisory agreements will be available in the fund's annual report to shareholders covering the period ending October 31, 2008.

 PORTFOLIO MANAGERS OF THE FUND


The following people have primary responsibility for the day-to-day management of the fund's portfolio. Each member of the team manages a portion of the fund. The fund's SAI provides additional information about the portfolio managers' compensation, other accounts

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managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Cheryl M. Duckworth, CFA, Senior Vice President and Director, Research Portfolios of Wellington Management coordinates a team of global industry analysts that are involved in portfolio management and securities analysis for the fund and has served in this capacity for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Theodore B.P. Jayne, CFA, Vice President and Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Jayne joined Wellington Management as an investment professional in 1998.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Offit joined Wellington Management as an investment professional in 1997.

David S. Pope, CFA, Vice President and Quantitative Analyst of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Pope joined Wellington Management as an investment professional in 2001.

Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Trojan joined Wellington Management as an investment professional in 1989.



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 CHOOSING A SHARE CLASS


 CLASS R3


-  No front-end sales charge; all your money goes to work for you right away.

-  Distribution and service (12b-1) fees of 0.50%.

-  Administrative Fee of 0.20%

 CLASS R4


-  No front-end sales charge; all your money goes to work for you right away.

-  Distribution and service (12b-1) fees of 0.25%.

-  Administrative Fee of 0.15%

 CLASS R5

-  No front-end sales charge; all your money goes to work for you right away.

-  No distribution and service (12b-1) fees.

-  Administrative Fee of 0.10%

 CLASS Y

-  No front-end sales charge; all your money goes to work for you right away.

-  No distribution and service (12b-1) fees.

-  No Administrative Fee

Each class of shares of the fund has its own expense structure, which enables you to choose the share class (and pricing) that best meets your specific needs and circumstances. For actual past expenses of each share class, see the fund information earlier in this prospectus. In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different classes of shares. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor's decision as to the best share class in which to invest.

Class R3 and Class R4, have each adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and/or for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the fund may be offered from time to time through one or more separate prospectuses of the fund. Each class of shares of the fund represents an interest in the same portfolio of investments of the fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular class of shares. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

 DISTRIBUTION ARRANGEMENTS


HIFSCO serves as the principal underwriter for the fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the fund.

 DISTRIBUTION PLANS

The Company, on behalf of the fund, has adopted a separate distribution plan (the "Plan") for each of the Class R3 and Class R4 shares of the fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules regarding asset-based sales charges.

CLASS R3 PLAN Pursuant to the Class R3 Plan, the fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are

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entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, the fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the fund pays HIFSCO the entire fee regardless of HIFSCO's expenditures. Accordingly, if HIFSCO's actual expenditures do not match the fee payable to HIFSCO at any given time, the fund will not be obligated to pay more or less than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the fund as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of the fund. A Plan will automatically terminate in the event of its assignment.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the fund. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and, therefore, your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the fund's shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the fund, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the fund attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the fund attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including the fund

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   within a group that receives special marketing focus or are placed on a "preferred list;"

- "Due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

-  Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc.,UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the fund, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the fund attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the fund attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement

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Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 INVESTOR REQUIREMENTS

Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4 and R5 shares also are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R3, R4 and R5 shares are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

The following types of institutional investors must invest at least $1 million in Class Y shares of the fund: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments (other than adviser-sold donor advised funds); (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion; and (7) certain college savings programs that are qualified state tuition programs under section 529 of the Internal Revenue Code. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level recordkeeping or other administrative services on behalf of such plans or (ii) a trading platform, may purchase Class Y shares of the fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a recordkeeper, trust company or trading platform are not subject to a minimum investment amount.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If the fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, the fund may not be available in your retirement plan. You should check with

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your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest.

  The minimum initial investment for the fund is as follows:

     -  R3, R4 and R5 shares -- no investment minimum

     - Y shares -- Employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates must invest at least $1 million in Class Y shares of a fund. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform, are not subject to a minimum investment amount. The fund, in its sole discretion, may accept purchases in Class Y shares that do not meet these dollar qualification requirements.

  There is no subsequent investment minimum for the fund.

3. Please contact your financial representative or plan administrator for instructions and assistance.

 BUYING, EXCHANGING AND SELLING SHARES

 BUYING SHARES

Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased through a plan's administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed above. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4, R5 and Y shares.

 EXCHANGES

You may exchange shares of the fund for shares of the same class of any other Hartford Mutual Fund that offers that class. See your plan administrator, record keeper or financial intermediary for any questions regarding exchanging shares.

If you own Class A, B, C, or I shares of the fund, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 SELLING SHARES

You may redeem your shares by having your plan administrator or financial intermediary process your redemption. Your plan administrator or financial intermediary will be responsible for furnishing all necessary documents to the fund.




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 VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class of shares as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each class of shares is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the fund's Board of Directors. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

 EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund's shares by the fund's shareholders can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio managers to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio

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turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within the fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund's shareholders are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts are as follows: (1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the fund) for limiting exchange activity in a manner that serves the purposes of the fund's policy as determined by the Frequent Trading Review Committee (comprised of the fund's Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the fund and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers

THE HARTFORD MUTUAL FUNDS                                                     17

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and, therefore, share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.

TAXABILITY OF DIVIDENDS Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.


18                                                     THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Because the fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the fund.


THE HARTFORD MUTUAL FUNDS                                                     19

FUND CODE AND CUSIP NUMBER


--------------------------------------------------------------------------------


                                                           CLASS    FUND      CUSIP
NAME                                                      SHARES    CODE      NUMBER
----                                                      ------    ----    ---------
The Hartford Diversified International Fund               R3        1568    41664L336
The Hartford Diversified International Fund               R4        1569    41664L328
The Hartford Diversified International Fund               R5        1570    41664L310
The Hartford Diversified International Fund               Y         1567    41664L344




20                                                     THE HARTFORD MUTUAL FUNDS

                     (This page is intentionally left blank)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Diversified International Fund:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund had not commenced operations as of the date of this prospectus, the fund has not yet delivered an annual or semi-annual report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS Y SHARES

                       PROSPECTUS
                       JUNE 30, 2008


AS WITH ALL MUTUAL      THE HARTFORD DIVERSIFIED INTERNATIONAL FUND
FUNDS, THE
SECURITIES AND
EXCHANGE COMMISSION
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     (This page is intentionally left blank)

CONTENTS

--------------------------------------------------------------------------------




Introduction                Introduction                                                 2
A summary of the            The Hartford Diversified International Fund
  fund's                                                                                 3
goals, principal
  strategies,
main risks,
  performance and
expenses
Description of other        Investment strategies and investment matters                 6
investment                  Terms used in this prospectus
  strategies and                                                                         8
investment risks
Investment manager          Management of the fund
  and                                                                                    9
management fee
  information
Information on your         About your account
  account                                                                               11
                            Class Y share investor requirements                         11
                            Payments to Financial Intermediaries and Other
                            Entities                                                    11
                            Opening an account                                          13
                            Buying shares                                               14
                            Selling shares                                              15
                            Transaction policies                                        16
                            Dividends and account policies                              19
Further information         Financial highlights
on the                                                                                  20
fund                        Fund code and CUSIP number                                  21
                            For more information                                back cover





THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

--------------------------------------------------------------------------------

This prospectus relates to the Class Y shares of The Hartford Diversified International Fund (the "fund"). The fund also offers Class A, Class B, Class C, Class I and Class R3, Class R4 and Class R5 shares to certain qualified investors pursuant to separate prospectuses describing those classes.

The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.

The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the fund is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Fund" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE THE SUB-ADVISER ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Diversified International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in foreign equity securities selected on the basis of potential for capital appreciation. The fund will seek to outperform the MSCI All Country World ex US Index. The MSCI All Country World ex US Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the fund has no limit on the amount of assets that may be invested in any one country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Under normal circumstances, the fund will invest in a broad range of companies across a broad range of countries. The fund may invest in companies of any market capitalization.

The fund chooses the equity securities in which it invests using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.


The fund employs a multiple portfolio manager structure and is organized into three broad strategies. Each strategy includes one or more specific portfolio management approaches that independently seek to provide total return. The fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies. The three broad strategies the fund will pursue are:


BROAD/SPECIAL OPPORTUNITIES: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In the aggregate, managers will invest in companies across a range of market capitalizations, industries and countries.

OPPORTUNISTIC GROWTH: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies and market capitalizations that managers believe have superior growth potential.

OPPORTUNISTIC VALUE: Opportunistic Value approaches seek growth of capital by investing primarily in equity securities covering a broad range of industries and market capitalizations that managers believe are undervalued and have the potential for appreciation.



THE HARTFORD MUTUAL FUNDS                                                      3

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



4                                                      THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  1.00%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.20%
  Total annual operating expenses(1)(2)                                            1.20%




(1) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.



(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.30%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                            $122
  Year 3                                                                            $381




THE HARTFORD MUTUAL FUNDS                                                      5

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). The fund may invest in equity securities as part of its principal investment strategy. As described below, an investment in the fund entails special additional risks.

 FOREIGN INVESTMENTS


The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy. Foreign investments and non-dollar investments involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures may be unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a part of its principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia, Croatia, Nigeria and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and/or substantial economic and political disruptions. The fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


 SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.


6                                                      THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices, but not as a part of its principal investment strategy. These techniques, which are secondary strategies to the fund's primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques may also be used to seek to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 OTHER INVESTMENT COMPANIES

The fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.


THE HARTFORD MUTUAL FUNDS                                                      7

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


RISKS OF ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by the fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the fund's portfolio become illiquid, the fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of the fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of the fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares".

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal. The fund's prospectus will be updated prior to any change in the fund's investment goal (or objective).

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may, at times, engage in short-term trading and may have a relatively high rate of portfolio turnover.

Short-term trading and high portfolio turnover could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and, therefore, could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with (e.g. derive 50% or more of their revenues or income from) markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.


Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete calendar month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website no earlier than 15 days after the end of each month the fund's largest ten holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the funds' SAI.



8                                                      THE HARTFORD MUTUAL FUNDS

                                                          MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $344.1 billion in assets as of March 31, 2008. At the same time, HIFSCO had over $49.9 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the sub-adviser to the fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fee nor the sub-advisory fee are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund specifically. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

 DIVERSIFIED INTERNATIONAL FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount over $1 billion                     0.90%



Because the fund had not commenced operations as of the date of this prospectus, no information is available regarding the dollar amount of fees paid by the fund to HIFSCO.


A discussion regarding the basis for the Board of Director's approval of the fund's investment management and investment sub-advisory agreements will be available in the fund's annual report to shareholders covering the period ending October 31, 2008.

 PORTFOLIO MANAGERS OF THE FUND


The following people have primary responsibility for the day-to-day management of the fund's portfolio. Each member of the team manages a portion of the fund. The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


THE HARTFORD MUTUAL FUNDS                                                      9

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Cheryl M. Duckworth, CFA, Senior Vice President and Director, Research Portfolios of Wellington Management coordinates a team of global industry analysts that are involved in portfolio management and securities analysis for the fund and has served in this capacity for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Theodore B.P. Jayne, CFA, Vice President and Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Jayne joined Wellington Management as an investment professional in 1998.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Offit joined Wellington Management as an investment professional in 1997.

David S. Pope, CFA, Vice President and Quantitative Analyst of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Mr. Pope joined Wellington Management as an investment professional in 2001.

Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception and for other clients of the firm for at least the past five years. Ms. Trojan joined Wellington Management as an investment professional in 1989.



10                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CLASS Y SHARE INVESTOR REQUIREMENTS

Currently Class Y shares are offered to certain retirement plans and employee benefit plans, and to the following types of institutional investors (which must invest at least $1 million in Class Y shares of the fund): (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments (other than adviser-sold donor-advised funds); (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion; and (7) certain college savings programs that are qualified state tuition programs under section 529 of the Internal Revenue Code. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or
(ii) a trading platform, may purchase Class Y shares of the fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a record-keeper, trust company or trading platform are not subject to a minimum investment amount.

Class Y shares are also offered through Hartford's Retirement Plans Prospectus, which offers Class R3, Class R4, Class R5 and Class Y shares of the fund. Retirement Plans Prospectus is available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of the fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. If you are a retirement plan administrator or fiduciary, or meet the definition of these other institutional investors, you should consult Hartford's Retirement Plans Prospectus. The fund, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the fund. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and, therefore, your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the fund's shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the fund, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the fund attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the fund attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including the fund

THE HARTFORD MUTUAL FUNDS                                                     11

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   within a group that receives special marketing focus or are placed on a "preferred list;"

- "Due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

-  Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc.,UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the fund, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the fund attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the fund attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill

12                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If the fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is $1 million ($10 million if you do not qualify as one of the types of institutional investors listed above), although this minimum may be waived at the discretion of the fund or may not apply under certain circumstances (see "Class Y Share Investor Requirements" for further information).

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

4. Make your initial investment selection.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.





THE HARTFORD MUTUAL FUNDS                                                     13

 BUYING SHARES



                       OPENING AN ACCOUNT                        ADDING TO AN ACCOUNT
            ----------------------------------------   ----------------------------------------
By Check    - Make out a check for the investment      - Make out a check for the investment
              amount, payable to "The Hartford           amount, payable to "The Hartford
              Mutual Funds."                             Mutual Funds."
  (CHECK                                               - Fill out the detachable investment
  GRAPH-    - Deliver the check and your completed       slip from an account statement. If no
  IC)         application to your financial              slip is available, include a note
              representative, plan administrator or      specifying the fund name, your share
              mail to the address listed below.          class, your account number and the
                                                         name(s) in which the account is
                                                         registered.
                                                       - Deliver the check and your investment
                                                         slip or note to your financial
                                                         representative, plan administrator or
                                                         mail to the address listed below.

By          - Call your financial representative,      - Call your financial representative,
  Exchan-     plan administrator or the transfer         plan administrator or the transfer
  ge          agent at the number below to request       agent at the number below to request
              an exchange.                               an exchange.

  (ARROW
  GRAPH-
  IC)

By Wire     - Deliver your completed application to    - Instruct your bank to wire the amount
              your financial representative, or mail     of your investment to:
              it to the address below.                      U.S. Bank National Association
  (WIRE     - Obtain your account number by calling         ABA #091000022,
  GRAPH-      your financial representative or the          credit account no. 1-702-2514-1341
  IC)         phone number below.                           The Hartford Mutual Funds Purchase
            - Instruct your bank to wire the amount    Account
              of your investment to:                        For further credit to: (your name)
                 U.S. Bank National Association             Hartford Mutual Funds Account
                 9633 Lyndale Ave S.                   Number:
                 Bloomington MN 55420-4270                  (your account number)
                 ABA #091000022,                       Specify the fund name, your share class,
                 credit account no. 1-702-2514-1341    your account number and the name(s) in
                 The Hartford Mutual Funds             which the account is registered. Your
                 Purchase Account                      bank may charge a fee to wire funds.
                 For further credit to: (your name)
                 Hartford Mutual Funds
                 Account Number: (your account
            number)
            Specify the fund name, your choice of
            share class, the new account number and
            the name(s) in which the account is
            registered. Your bank may charge a fee
            to wire funds.

By Phone    - See "By Wire" and "By Exchange"          - Verify that your bank or credit union
                                                         is a member of the Automated Clearing
                                                         House (ACH) system.
  (PHONE                                               - Complete the #Telephone Exchanges and
  GRAPH-                                                 Telephone Redemption' and #Bank
  IC)                                                    Account or Credit Union Information'
                                                         sections on your account application.
                                                       - Call the transfer agent at the number
                                                         below to verify that these features
                                                         are in place on your account.
                                                       - Tell the transfer agent representative
                                                         the fund name, your share class, your
                                                         account number, the name(s) in which
                                                         the account is registered and the
                                                         amount of your investment.



To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services".



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




14                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES



BY LETTER
           Write a letter of instruction or complete a power of attorney indicating
  [LET-    the fund name, your share class, your account number, the name(s) in which
  TER      the account is registered and the dollar value or number of shares you wish
  GRAPH-   to sell.
  IC]      - Include all signatures and any additional documents that may be required
           (see "Selling Shares in Writing").
           - Mail the materials to the address below.
           - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.
BY PHONE

           - Restricted to sales of up to $50,000 in any 7-day period.
  (PHONE   - To place your order with a representative, call the transfer agent at the
  GRAPH-     number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
  IC)        P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6
             P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
             Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford Mutual Funds prior to 4 P.M.
             Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
           - For automated service 24 hours a day using your touch-tone phone, call the number shown below.




BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

           - Fill out the "Telephone Exchanges and Telephone Redemption" and "Bank
  (WIRE      Account or Credit Union Information" sections of your new account
  GRAPH-     application.
  IC)      - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
           - Amounts of $500 or more will be wired on the next business day. Your bank may charge a fee for this service.
           - Amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service. Wire transfers are available upon request.
           - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE

           - Obtain a current prospectus for the fund into which you are exchanging by
  (ARROW     calling your financial representative or the transfer agent at the number
  GRAPH-     below.
  IC)      - Call your financial representative or the transfer agent to request an exchange.




 SELLING SHARES BY WRITING




BY LETTER
           In certain circumstances, you will need to make your request to sell shares
  [LET-    in writing. You may need to include additional items with your request, as
  TER      shown in the table below. You may also need to include a Medallion
  GRAPH-   signature guarantee, which protects you against fraudulent orders. You will
  IC]      need a Medallion signature guarantee if:
           - your address of record has changed within the past 30 days
           - you are selling more than $50,000 worth of shares
           - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a Medallion signature guarantee.
Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.






                   ADDRESS:                                      PHONE NUMBER:
            THE HARTFORD MUTUAL FUNDS                      1-888-THE-STAG (843-7824)
                 P.O. BOX 64387                   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
             ST. PAUL, MN 55164-0387                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     15

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class of shares as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each class of shares is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the fund's Board of Directors. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

 EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

Although the fund does not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the fund's shares. This transaction fee is separate from any sales charge that the fund may apply.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.


16                                                     THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES
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 REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the fund in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of the fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The fund reserves the right to amend or terminate the exchange privilege at any time, for any reason.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund's shares by the fund's shareholders can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio managers to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.

Frequent traders, and in particular those using arbitrage strategies, can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within the fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund's shareholders are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party

THE HARTFORD MUTUAL FUNDS                                                     17

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts are as follows: (1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the fund) for limiting exchange activity in a manner that serves the purposes of the fund's policy as determined by the Frequent Trading Review Committee (comprised of the fund's Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the fund and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and, therefore, share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the fund or HIFSCO has incurred.


18                                                     THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction, which will be long-term or short-term, depending upon how long you held your shares.

The fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

Distributions from the fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the fund.


THE HARTFORD MUTUAL FUNDS                                                     19

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Because the fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the fund.


20                                                     THE HARTFORD MUTUAL FUNDS

FUND CODE AND CUSIP NUMBER


--------------------------------------------------------------------------------


                                                        CLASS    FUND      CUSIP
NAME                                                   SHARES    CODE      NUMBER
----                                                   ------    ----    ---------
The Hartford Diversified International Fund            Y         1567    41664L344




THE HARTFORD MUTUAL FUNDS                                                     21

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Diversified International Fund:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund had not commenced operations as of the date of this prospectus, the fund has not yet delivered an annual or semi-annual report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

                       STATEMENT OF ADDITIONAL INFORMATION
                 FOR THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

                       CLASS A, CLASS B, CLASS C, CLASS I,
                 CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES

                         THE HARTFORD MUTUAL FUNDS, INC.

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectuses for the Fund (as hereinafter defined) and class thereof. A free copy of each prospectus is available on the Fund's website at www.hartfordinvestor.com, upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Date of Prospectuses: June 30, 2008 (for Classes A, B, and C shares), June 30, 2008 (for Class I shares), June 30, 2008 (for Class Y shares) and June 30, 2008 (for Classes R3, R4, R5 and Y shares)

Date of Statement of Additional Information: June 30, 2008.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION .....................................................     3
INVESTMENT OBJECTIVES AND POLICIES ......................................     3
FUND MANAGEMENT .........................................................    19
INVESTMENT MANAGEMENT ARRANGEMENTS ......................................    25
PORTFOLIO MANAGERS ......................................................    29
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................    30
FUND EXPENSES ...........................................................    31
DISTRIBUTION ARRANGEMENTS ...............................................    32
PURCHASE AND REDEMPTION OF SHARES .......................................    38
ACCOUNT CLOSINGS ........................................................    40
DETERMINATION OF NET ASSET VALUE ........................................    40
CAPITALIZATION AND VOTING RIGHTS ........................................    41
TAXES ...................................................................    42
PRINCIPAL UNDERWRITER ...................................................    46
CUSTODIAN ...............................................................    46
TRANSFER AGENT ..........................................................    46
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................    46
OTHER INFORMATION .......................................................    46
CODE OF ETHICS ..........................................................    46
FINANCIAL STATEMENTS ....................................................    47
PROXY VOTING POLICIES AND PROCEDURES ....................................    48
APPENDIX A ..............................................................    54

                               GENERAL INFORMATION

     The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company consisting of forty nine separate investment portfolios or mutual funds (the "Funds"). This SAI relates to The Hartford Diversified International Fund (the "Fund"). The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996.

     The Company issues separate series of shares of stock for the Fund representing a fractional undivided interest in the Fund. The Hartford Diversified International Fund issues shares in eight different classes: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

     Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

     Class A, Class B and C shares are offered through one prospectus describing those classes. Class I shares are offered through another prospectus describing that class, while Class R shares and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, I, R3, R4, R5 and Y shares.

     Advisor-sold donor advised fund business is not eligible for Class Y. Advisor-sold donor funds are defined as donor advised fund investments which have been placed with Hartford through an introducing broker/dealer and do not include investments placed directly with Hartford from donor advised funds.

     The Fund is a diversified fund.

     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to the Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. In addition, Wellington Management Company, LLP ("Wellington Management") is the sub-adviser to the Fund and provides the day-to-day investment management of the Fund's portfolio (the "sub-adviser").

     The Fund is expected to commence operations on June 30, 2008.

     The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

     With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Fund," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.

A. FUNDAMENTAL RESTRICTIONS OF THE FUND

     The Fund has adopted the following fundamental investment restrictions, which may not be changed without approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of the Fund (or a class of the outstanding shares of the Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

     The investment objective and principal investment strategies of the Fund are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to the Fund followed by the principal non-fundamental restrictions and policies applicable to the Fund.

     The Fund:

     1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     2. will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry;

     3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

     5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

     6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     The Fund may not:

     1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund's investment policies as set forth in its prospectus and SAI, as they may be amended from time to time, and applicable law.

     2. Purchase securities on margin except as to the extent permitted by applicable law.

     3. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions, described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Make short sales or maintain a short position, except to the extent permitted by the Fund's prospectus and SAI, as amended from time to time, and applicable law.

     5. Invest more than 15% of the Fund's net assets in illiquid securities.

C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUND

     The Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D. CLASSIFICATION

     The Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer. The Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.

E. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for the Fund are discussed in the Fund's prospectuses. A further description of certain investment strategies used by the Fund is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

     Certain descriptions in the prospectuses of the Fund and in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument that the Fund may purchase are meant to describe the spectrum of investments that the Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

     NEW FUND RISKS The Fund is a new fund, with limited operating history, which may result in additional risk. There can be no assurance that this new Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate or merge the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation or merger may not be favorable to certain individual shareholders.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES The Fund may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by the sub-adviser, subject to the overall supervision of HIFSCO. The Fund may invest up to 100% of its total assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. The Fund may also invest in the Hartford Money Market Fund, an affiliated money market fund which invests in such money market instruments, as permitted by regulations adopted under the 1940 Act.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     The Fund is permitted to enter into fully collateralized repurchase agreements. The Company's board of directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements.

     The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by the Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, increases the possibility of fluctuation in the Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES The Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES The Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities, (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers, (6) commercial mortgage-backed securities and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

     INVESTMENT GRADE DEBT SECURITIES The Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's"), "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") or "AAA", "AA", "A" or "BBB" by Fitch, Inc. ("Fitch")) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (for more information regarding credit ratings see Appendix A). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's, "BBB" by S&P and "BBB" by Fitch), and unrated securities of comparable quality (as determined by the sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that the Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch is below investment grade. Securities or loans which are unrated but determined by the sub-adviser to be of comparable quality will also be considered below investment grade.

     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," "leveraged loans" or "emerging market debt" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P and Fitch rating category of "BB" includes "BB+", "BB" and "BB-". In the municipal market, the term "high yield" may often refer to low investment grade and "high yield-high risk debt securities" (as previously defined) If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by the Fund with a commensurate effect on the value of the Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. The Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which the Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     If the Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     ASSET-BACKED SECURITIES The Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Fund purchases asset-backed securities that are "subordinated" to other interests in the same asset-backed pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied.

     STRUCTURED NOTES These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of the Fund to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The Fund may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As the Fund's asset base increases, IPOs often have a diminished effect on the Fund's performance.

     SMALL CAPITALIZATION SECURITIES The Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.


     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with (e.g. derive 50% or more of their revenues or income from) markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


     The Fund is permitted to invest a portion of its assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     The Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. The Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     The Fund may invest all of its assets in the securities of foreign issuers and non-dollar securities.

     Under normal market conditions, the Fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country.

     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading markets or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.


RISKS OF INVESTMENTS IN NIGERIA, CROATIA AND RUSSIA AND OTHER RECENTLY DEVELOPED MARKETS The Fund may invest a portion of its assets in securities issued by companies located in Nigeria, Croatia and Russia and other countries with recently developed markets and market structures. Because of the recent formation of these securities markets as well as the underdeveloped state of these countries' banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in a company's share register and normally evidenced by extracts from the register.
These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.


     CURRENCY TRANSACTIONS The Fund may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, for other investment purposes. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of the Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

     The Fund may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates, and for other investment purposes. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Fund, for cash flow management, and, for other investment purposes, the Fund may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. The Fund may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     The Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Fund may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities it holds or intends to purchase. For example, if the Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if the Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. The Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or designate on its books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Fund may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     The Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     The Fund may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     The Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, the Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. The Fund's use of these kinds of futures contracts will depend to a large degree on how this market develops.

     The Fund may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. The Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     The Company, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

     Although the Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of the sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect the Fund's ability to establish or close out a position,
(5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of the Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, the Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by the Fund, or as a substitute for the purchase or sale of loans, securities or currencies. The Fund may enter into currency swaps, interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     The Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows the Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. The Fund will generally not buy protection on issuers that are not currently held by the Fund. However, the Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between the Fund's holdings or exposures and the reference entities in the credit default swap. Also see Other Derivatives and Structured Investments, below.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for the Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     The Fund usually enters into swaps on a net basis. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the sub-adviser, as appropriate, believes are advantageous to the Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The Fund may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities and depends on the sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ILLIQUID INVESTMENTS The Fund is permitted to invest in illiquid securities or other illiquid investments. The Fund will not, however, acquire illiquid securities or investments if 15% of its net assets would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. The Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Company's board of directors.

     Under current interpretations of the SEC Staff, the following types of investments in which the Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which the Fund may invest that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES The Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

OTHER INVESTMENT COMPANIES The Fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the Fund only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

     The Fund's investments in investment companies may include various ETFs, subject to the Fund's investment objective, policies, and strategies as described in the prospectuses. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

     ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

     Generally, the Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF's shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Fund may rely on these exemptive orders to invest in ETFs.

     REITS The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. A borrower is required to deposit cash or liquid securities as collateral that at all times will be at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of Fund by the Fund's lending agent pursuant to collateral investment guidelines approved by the board of directors. The Fund does not have the right to receive dividends in respect of loaned securities, but the borrower is required to pay the Fund any dividends or distributions accruing on the loaned securities. The Fund also does not have the right to vote proxies for securities on loan, but the Fund may recall the loaned securities in order to vote the proxies. The Fund's right to recall the loaned securities for purposes of voting proxies may not be exercised in order to earn additional income on the loan. For information about additional instances in which the Fund's sub-adviser may not vote proxies, see "Proxy Voting Policies and Procedures."

While securities are on loan, the Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions, and the risk that any efforts to recall the securities for purposes of voting may not be effective.

     ASSET COVERAGE To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING The Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Fund does not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment.

     The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The Fund may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Fund believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Fund, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if the Fund uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     The Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, the Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of the Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

     DISCLOSURE OF PORTFOLIO HOLDINGS The Fund will disclose its complete month-end portfolio holdings on the Fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Fund also will disclose its largest ten holdings or largest ten issuers on the Fund's website no earlier than 15 days after the end of each month. No information concerning portfolio holdings of the Fund that may be harmful to the Fund is permitted to be disclosed except in accordance with the Fund's policy. The Fund's CCO and Chief Legal Officer will be responsible for determining whether the release of information may be harmful to the Fund.

     The Fund, the Fund's investment manager, the Fund's distributor (collectively, "Hartford") or the Fund's investment sub-adviser also may disclose portfolio holdings on a more frequent basis in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved by the Fund's CCO and at least one other Fund officer, based on a finding that the Fund has a legitimate business purpose for the arrangement or practice, it is in the interests of Fund shareholders and that the arrangement or practice is subject to an appropriate confidentiality agreement.

     Portfolio holdings are disclosed to the Fund's custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Fund, and only in accordance with the above requirements. Portfolio holdings may also be disclosed to persons assisting the Fund or its sub-adviser in the voting of proxies, securities lending agents, and to the Fund's bank lenders. In connection with managing the Fund, the Fund's investment manager or sub-adviser may disclose the Fund's portfolio holdings to third-party vendors that provide analytical systems services to the Fund's investment manager or sub-adviser on behalf of the Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements. From time to time, the Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

     The Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:

     Bowne & Co., Inc. (financial printers)
     Broadridge Financial Solutions, Inc.
     Brown Brothers Harriman & Co.
     Class Action Claims Management
     Confluence Technologies
     Ernst & Young LLP (the Fund's Independent Registered Public Accounting
     Firm)
     FactSet Research Systems Inc.
     Investment Technology Group, Inc.
     Lipper Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     State Street Bank and Trust Company (the Fund's Custodian)
     State Street Investment Management Solutions
     Wolters Kluwer Financial Services

     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Fund. Portfolio holdings are disclosed on a daily basis to Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., State Street Bank and Trust Company and State Street Investment Management Solutions. Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc. with no lag time. Portfolio holdings are disclosed to Class Action Claims Management and Wolter Kluwer Financial Services on a monthly basis, with lag times of two days. Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bowne & Co., Inc. on a quarterly basis, with lag times of three, five and ten business days, respectively. Portfolio holdings are disclosed to the Fund's independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Fund's independent registered public accounting firm to provide services to the Fund, with no lag time. Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Fund may disclose one or more of its portfolio securities to the party effecting the transaction or providing the information.

     Additionally, Hartford or its sub-adviser may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-adviser may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about the Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     Hartford and its sub-adviser have implemented procedures reasonably designed to ensure that (1) any disclosure of the Fund's portfolio securities is made pursuant to a practice or arrangement approved in accordance with the policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Fund's chief compliance officer is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund's investment manager, investment sub-adviser, principal underwriter, or any affiliated person of the Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Fund's chief compliance officer.

     The Board of Directors of the Fund reviews and approves the Fund's policy on disclosure of portfolio holdings. The Chief Compliance Officer for the Fund's investment manager will provide summaries of all newly approved arrangements and will report exceptions to and material violations of this policy to the Board of Directors of the Fund. There can be no assurance, however, that the Fund's portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     The Company has a board of directors who elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors.

     The following tables set forth various information about the directors and officers of the Company. The first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Company's "interested" directors and the Company's officers.

NON-INTERESTED DIRECTORS

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                               TERM OF                                              IN FUND
                              POSITION       OFFICE* AND                                            COMPLEX
                              HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     THE COMPANY      TIME SERVED                PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------     ------------   ---------------   ----------------------------------   -----------   --------------------
LYNN S. BIRDSONG            Director        Since 2003       Since 1981, Mr. Birdsong has been         90       Mr. Birdsong is a
(age 61)                                                     a partner in Birdsong Company, an                  Director of The
c/o Hartford Mutual Funds                                    advertising specialty firm. Since                  Japan Fund.
P.O. Box 2999                                                2003, Mr. Birdsong has been an
Hartford, CT 06104-2999                                      independent director of The Japan
                                                             Fund. From 2003 to March 2005, Mr.
                                                             Birdsong was an independent
                                                             director of the Atlantic Whitehall
                                                             Funds. From 1979 to 2002, Mr.
                                                             Birdsong was a managing director
                                                             of Zurich Scudder Investments, an
                                                             investment management firm. During
                                                             his employment with Scudder, Mr.
                                                             Birdsong was an interested
                                                             director of The Japan Fund. Mr.
                                                             Birdsong is also a Director of The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc.

ROBERT M. GAVIN             Director and   Director since    Dr. Gavin is an educational               90                N/A
(age 67)                    Chairman of    2002 Chairman     consultant. Prior to September 1,
c/o Hartford Mutual Funds   the Board      of the Board      2001, he was President of
P.O. Box 2999                              for the Company   Cranbrook Education Community; and
Hartford, CT 06104-2999                    since 2004        prior to July 1996, he was
                                                             President of Macalester College,
                                                             St. Paul, Minnesota. Dr. Gavin is
                                                             also a Director and Chairman of
                                                             the Board of Directors of The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc.

DUANE E. HILL               Director       Since 2001        Mr. Hill is a Partner of TSG              90                N/A
(age 62)                                                     Ventures L.P., a private equity
c/o Hartford Mutual Funds                                    investment company. Mr. Hill is a
P.O. Box 2999                                                former partner of TSG Capital
Hartford, CT 06104-2999                                      Group, a private equity investment
                                                             firm that serves as sponsor and
                                                             lead investor in leveraged buyouts
                                                             of middle market companies. Mr.
                                                             Hill is also a Director of The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc.

SANDRA S. JAFFEE            Director       Since 2005        Ms. Jaffee is Chief Executive             90                N/A
(age 66)                                                     Officer of Fortent (formerly
c/o Hartford Mutual Funds                                    Searchspace Group), a leading
P.O. Box 2999                                                provider of compliance/regulatory
Hartford, CT 06104-2999                                      technology to financial
                                                             institutions. Ms. Jaffee served as
                                                             an Entrepreneur in Residence with
                                                             Warburg Pincus, a private equity
                                                             firm, from August 2004 to August
                                                             2005. From September 1995 to July
                                                             2004, Ms. Jaffee served as
                                                             Executive Vice President at
                                                             Citigroup, where she was President
                                                             and CEO of Citibank's Global
                                                             Securities Services (1995-2003).
                                                             Ms Jaffee is also a Director of
                                                             The Hartford Mutual Funds II,
                                                             Inc., The Hartford
                                                             Income Shares Fund, Inc., Hartford
                                                             Series Fund, Inc. and Hartford HLS
                                                             Series Fund II, Inc.

WILLIAM P. JOHNSTON         Director       Since 2005        In February 2008, Mr. Johnston was        90       Mr. Johnston is a
(age 63)                                                     elected to the Board of Directors                  Director of
c/o Hartford Mutual Funds                                    of HCR-ManorCare, Inc. In August                   HCR-Manor Care,
P.O. Box 2999                                                2007, Mr. Johnston was elected to                  Inc., LifeCare
Hartford, CT 06104-2999                                      the Board of Directors of LifeCare                 Holdings, Inc. and
                                                             Holdings, Inc. In July, 2006, Mr.                  Multi-Plan, Inc.
                                                             Johnston was elected to the Board
                                                             of Directors of MultiPlan, Inc. In
                                                             June 2006, Mr. Johnston was
                                                             appointed as Senior Advisor to The

                                                             Carlyle Group, a global private
                                                             equity investment firm. In May
                                                             2006, Mr. Johnston was elected to
                                                             the Supervisory Board of Fresenius
                                                             Medical Care AG & Co. KGaA, after
                                                             its acquisition of Renal Care
                                                             Group, Inc. in March 2006. Mr.
                                                             Johnston joined Renal Care Group
                                                             in November 2002 as a member of
                                                             the Board of Directors and served
                                                             as Chairman of the Board from
                                                             March 2003 through March 2006.
                                                             From September 1987 to December
                                                             2002, Mr. Johnston was with
                                                             Equitable Securities Corporation
                                                             (and its successors, SunTrust
                                                             Equitable Securities and SunTrust
                                                             Robinson Humphrey) serving in
                                                             various investment banking and
                                                             managerial positions, including
                                                             Managing Director and Head of
                                                             Investment Banking, Chief
                                                             Executive Officer and Vice
                                                             Chairman. Mr. Johnston is also a
                                                             Director of The Hartford Mutual
                                                             Funds II, Inc., The Hartford
                                                             Income Shares Fund, Inc., Hartford
                                                             Series Fund, Inc. and Hartford HLS
                                                             Series Fund II, Inc.

PHILLIP O. PETERSON         Director       Since 2002        Mr. Peterson is a mutual fund             90       Mr. Peterson is a
(age 63)                                                     industry consultant. He was a                      Director of the
c/o Hartford Mutual Funds                                    partner of KPMG LLP until 1999.                    William Blair Funds.
P.O. Box 2999                                                Mr. Peterson joined William Blair
Hartford, CT 06104-2999                                      Funds in February 2007 as a member
                                                             of their board of trustees. From
                                                             January 2004 to April 2005, Mr.
                                                             Peterson served as Independent
                                                             President of the Strong Mutual
                                                             Funds. Mr. Peterson is also a
                                                             Director of The Hartford Mutual
                                                             Funds II, Inc., The Hartford
                                                             Income Shares Fund, Inc., Hartford
                                                             Series Fund, Inc. and Hartford HLS
                                                             Series Fund II, Inc.

LEMMA W. SENBET             Director       Since 2005        Dr. Senbet is the William E. Mayer        90                N/A
(age 61)                                                     Chair Professor of Finance at the
c/o Hartford Mutual Funds                                    University of Maryland, Robert H.
P.O. Box 2999                                                Smith School of Business. He was
Hartford, CT 06104-2999                                      chair of the Finance Department
                                                             during 1998-2006. Previously he
                                                             was an endowed professor of
                                                             finance at the University of
                                                             Wisconsin-Madison. Also, Dr.
                                                             Senbet was director of the Fortis
                                                             Funds from March 2000 until July
                                                             2002. Dr. Senbet served the
                                                             finance profession in various
                                                             capacities, including as director
                                                             of the American Finance
                                                             Association and President of the
                                                             Western Finance Association. In
                                                             2006, Dr. Senbet was inducted
                                                             Fellow of Financial Management
                                                             Association International for his
                                                             career-long distinguished
                                                             scholarship and professional
                                                             service. Dr. Senbet is also a
                                                             Director of The Hartford Mutual
                                                             Funds II, Inc., The Hartford
                                                             Income Shares Fund, Inc., Hartford
                                                             Series Fund, Inc. and Hartford HLS
                                                             Series Fund II, Inc.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                               TERM OF                                              IN FUND
                              POSITION       OFFICE* AND                                            COMPLEX
                              HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     THE COMPANY      TIME SERVED                PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------     ------------   ---------------   ----------------------------------   -----------   --------------------
THOMAS M. MARRA**           Director       Since 2002        Mr. Marra has served as President         90       Mr. Marra is a
(age 49)                                                     and Chief Operating Officer of The                 member of the Board
c/o Hartford Mutual Funds                                    Hartford Financial Services Group,                 of Directors of The
P.O. Box 2999                                                Inc. ("The Hartford") since 2007.                  Hartford.
Hartford, CT 06104-2999                                      He is also a member of the Board
                                                             of Directors for The Hartford and
                                                             currently serves as Director of
                                                             Hartford Life, Inc. Mr. Marra
                                                             served as COO of Hartford Life,
                                                             Inc. from 2000 to 2008 and as
                                                             President of Hartford Life, Inc.
                                                             from 2002 to 2008. He currently
                                                             also serves as a Director of The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc. and served as Chairman of the
                                                             Board of these companies from 2002
                                                             to 2004.

LOWNDES A. SMITH**          Director       Since 1996        Mr. Smith served as Vice Chairman         90       Mr. Smith is a
(age 68)                                                     of The Hartford from February 1997                 Director of White
c/o Hartford Mutual Funds                                    to January 2002, as President and                  Mountains Insurance
P.O. Box 2999                                                Chief Executive Officer of                         Group, Ltd.
Hartford, CT 06104-2999                                      Hartford Life, Inc. from February
                                                             1997 to January 2002, and as
                                                             President and Chief Operating
                                                             Officer of The Hartford Life
                                                             Insurance Companies from January
                                                             1989 to January 2002. Mr. Smith is
                                                             also a Director of The Hartford
                                                             Mutual Funds II, Inc., The
                                                             Hartford Income Shares Fund, Inc.,
                                                             Hartford Series Fund, Inc. and
                                                             Hartford HLS Series Fund II, Inc.

DAVID M. ZNAMIEROWSKI**     Director       Director          Mr. Znamierowski currently serves         90                N/A
(age 47)                                   Since 1999        as Director and President of
c/o Hartford Mutual Funds                                    Hartford Investment Management
P.O. Box 2999                                                Company ("Hartford Investment
Hartford, CT 06104-2999                                      Management"), as Chief Investment
                                                             Officer and Executive Vice
                                                             President for The Hartford and
                                                             Hartford Life, Inc., as Director,
                                                             Chief Investment Officer and
                                                             Executive Vice President of
                                                             Hartford Life Insurance Company
                                                             and as Chief Investment Officer
                                                             for Hartford Administrative
                                                             Services Company ("HASCO"). In
                                                             addition, Mr. Znamierowski serves
                                                             as a Director of The Hartford
                                                             Mutual Funds II, Inc., Hartford
                                                             Series Fund, Inc., Hartford HLS
                                                             Series Fund II, Inc. and The
                                                             Hartford Income Shares Fund, Inc.,

JOHN C. WALTERS             President      Since 2007        Mr. Walters currently serves as           N/A               N/A
(age 46)                    and Chief                        Chief Executive Officer and
c/o Hartford Mutual Funds   Executive                        Director of Hartford Life, Inc.
P.O. Box 2999               Officer                          Mr. Walters previously served as
Hartford, CT 06104-2999                                      President of U.S. Wealth
                                                             Management Division and as
                                                             Co-Chief Operating Officer of
                                                             Hartford Life, Inc. and as
                                                             Executive Vice President and
                                                             Director of its Investment
                                                             Products Division. Mr. Walters
                                                             also serves as Chairman of the
                                                             Board, Chief Executive Officer,
                                                             President and Director of Hartford
                                                             Life and Executive Vice President
                                                             of The Hartford. In addition, Mr.
                                                             Walters is the Chief Executive
                                                             Officer, Manager and President of
                                                             HIFSCO and HL Advisors. Mr.
                                                             Walters is also President and
                                                             Chief Executive Officer of The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc. Previously, Mr. Walters was
                                                             with First Union Securities.

ROBERT M. ARENA, JR.        Vice           Since 2006        Mr. Arena serves as Executive Vice       N/A                N/A
(age 39)                    President                        President of Hartford Life and
c/o Hartford Mutual Funds                                    heads its Retail Products Group in
P.O. Box 2999                                                the Individual Markets Group
Hartford, CT 06104-2999                                      segment. Additionally, Mr. Arena
                                                             is Director and Senior Vice
                                                             President of HASCO, Manager and
                                                             Senior Vice President/Business
                                                             Line Principal of Hartford
                                                             Investment Financial Services, LLC
                                                             ("HIFSCO") and Manager and Senior
                                                             Vice President of HL Investment
                                                             Advisors LC ("HL Advisors"). Prior
                                                             to joining The Hartford in 2004,
                                                             he was Senior Vice President in
                                                             charge of Product Management for
                                                             American Skandia/Prudential in the
                                                             individual annuities division. Mr.
                                                             Arena had joined American Skandia
                                                             in 1996. In addition, Mr. Arena is
                                                             Vice President of The Hartford
                                                             Mutual Funds II, Inc., The
                                                             Hartford Income Shares Fund, Inc.,
                                                             Hartford Series Fund, Inc. and
                                                             Hartford HLS Series Fund II, Inc.

TAMARA L. FAGELY            Vice           Since 2002        Ms. Fagely has been Vice President       N/A                N/A
(age 49)                    President,                       of HASCO since 1998 and Chief
c/o Hartford Mutual Funds   Controller                       Financial Officer since 2006.
500 Bielenberg Drive        and                              Currently, Ms. Fagely is a Vice
Woodbury, MN 55125          Treasurer                        President of Hartford Life. She
                                                             served as Assistant Vice President
                                                             of Hartford Life from December
                                                             2001 through May 2005. In
                                                             addition, Ms. Fagely is Chief
                                                             Financial Officer and Controller
                                                             of HIFSCO and Vice President,
                                                             Controller and Treasurer of The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc.

SUSAN FLEEGE                AML            Since 2005        Ms. Fleege has served as Chief           N/A                N/A
(age 48)                    Compliance                       Compliance Officer for HASCO since
c/o Hartford Mutual Funds   Officer                          2005 and Hartford Investor
P.O. Box 2999                                                Services Company, LLC ("HISC")
Hartford, CT 06104-2999                                      since 2006. Ms. Fleege also serves
                                                             as the AML Compliance Officer for
                                                             HASCO and HISC. Prior to joining
                                                             Hartford Life in 2005, Ms. Fleege
                                                             was Counsel for Ameriprise
                                                             Financial Corporation from 2000 to
                                                             2005. In addition, Ms. Fleege
                                                             serves as AML Compliance Officer
                                                             for The Hartford Mutual Funds II,
                                                             Inc., The Hartford Income Shares
                                                             Fund, Inc., Hartford Series Fund,
                                                             Inc. and Hartford HLS Series Fund
                                                             II, Inc.

THOMAS D. JONES III         Vice           Since 2006        Mr. Jones joined Hartford Life as        N/A                N/A
(age 43)                    President                        Vice President and Director of
c/o Hartford Mutual Funds   and Chief                        Securities Compliance in 2006 from
P.O. Box 2999               Compliance                       SEI Investments ("SEI"), where he
Hartford, CT 06104-2999     Officer                          served as Chief Compliance Officer
                                                             for its mutual funds and
                                                             investment advisers. Prior to
                                                             joining SEI, Mr. Jones was First
                                                             Vice President and Compliance
                                                             Director for Merrill Lynch
                                                             Investment Managers (Americas)
                                                             ("MLIM"), where he worked from
                                                             1992-2004. In addition, Mr. Jones
                                                             is Vice President and Chief
                                                             Compliance Officer of The Hartford
                                                             Mutual Funds II, Inc., The
                                                             Hartford Income Shares Fund, Inc.,
                                                             Hartford Series Fund, Inc. and
                                                             Hartford HLS Series Fund II, Inc.

EDWARD P. MACDONALD         Vice           Since 2005        Mr. Macdonald serves as Assistant        N/A                N/A
(age 40)                    President,                       General Counsel and Assistant Vice
c/o Hartford Mutual Funds   Secretary                        President of The Hartford and
P.O. Box 2999               and Chief                        Chief Legal Officer and Vice
Hartford, CT 06104-2999     Legal                            President of HIFSCO. He also
                            Officer                          serves as Vice President of HASCO,
                                                             Assistant Vice President of
                                                             Hartford Life, and Chief Legal
                                                             Officer, Secretary and Vice
                                                             President of HL Advisors. Prior to
                                                             joining The Hartford in 2005, Mr.
                                                             Macdonald was Chief Counsel,
                                                             Investment Management, with
                                                             Prudential Financial (formerly
                                                             American Skandia Investment
                                                             Services, Inc.). He joined
                                                             Prudential in April 1999.
                                                             Additionally, Mr. Macdonald serves
                                                             as Vice President, Secretary and
                                                             Chief Legal Officer for The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc.

VERNON J. MEYER             Vice           Since 2006        Mr. Meyer serves as Senior Vice          N/A                N/A
(age 43)                    President                        President of Hartford Life and as
c/o Hartford Mutual Funds                                    Director of its Investment
P.O. Box 2999                                                Advisory Group in the Individual
Hartford, CT 06104-2999                                      Markets Group segment. He also
                                                             serves as Senior Vice President of
                                                             HIFSCO and HL Advisors. Prior to
                                                             joining The Hartford in 2004, Mr.
                                                             Meyer served as Vice President and
                                                             managing director of MassMutual,
                                                             which he joined in 1987. In
                                                             addition, Mr. Meyer is Vice
                                                             President of The Hartford Mutual
                                                             Funds II, Inc., The Hartford
                                                             Income Shares Fund, Inc., Hartford
                                                             Series Fund, Inc. and Hartford HLS
                                                             Series Fund II, Inc.

DENISE A. SETTIMI           Vice           Since 2005        Ms. Settimi currently serves as          N/A                N/A
(age 47)                    President                        Operations Officer and Assistant
c/o Hartford Mutual Funds                                    Vice President of HASCO. She is
500 Bielenberg Drive                                         also Assistant Vice President of
Woodbury, MN 55125                                           HIFSCO and Hartford Life.
                                                             Previously, Ms. Settimi was with
                                                             American Express Financial
                                                             Advisors, where she was Director
                                                             of Retirement Plan Services from
                                                             1997 to 2003. In addition, Ms.
                                                             Settimi is a Vice President of The
                                                             Hartford Mutual Funds II, Inc.,
                                                             The Hartford Income Shares Fund,
                                                             Inc., Hartford Series Fund, Inc.
                                                             and Hartford HLS Series Fund II,
                                                             Inc.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.


     STANDING COMMITTEES. The board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.


     The Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. The Audit Committee (i) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the board of directors in its oversight of the qualifications, independence and performance of the Fund's independent registered public accounting firm; the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and
(iii) acts as a liaison between the Fund's independent registered public accounting firm and the full board. The Fund's independent registered accounting firm reports directly to the Audit Committee. The Audit Committee regularly reports to the Board of Directors.

     The Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. The Compliance Committee assists the board in its oversight of the implementation by the Fund of policies and procedures that are reasonably designed to prevent the Fund from violating the Federal Securities Laws.

     The Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. The Investment Committee, which was established on February 1, 2005, assists the board in its oversight of the Fund's investment performance and related matters.

     The Nominating Committee currently consists of all non-interested directors of the Fund: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. The Nominating Committee screens and selects candidates to the Board of Directors. The Nominating Committee screens and selects candidates to the board of directors and periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the board of directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     At a meeting held on February 7, 2008, the Board of Directors dissolved the Litigation Committee.


     During the fiscal year ended October 31, 2007, the above referenced committees met the following number of times: Audit Committee - 5 times, Investment Committee - 6 times, Nominating Committee - 1 time and the Compliance Committee 5 times.

     All directors and officers of The Hartford Mutual Funds, Inc. are also directors and officers of four other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2007 (i) in the Fund and
(ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

                                              AGGREGATE DOLLAR RANGE
                                             OF EQUITY SECURITIES IN
                                            ALL REGISTERED INVESTMENT
                         DOLLAR RANGE OF        COMPANIES OVERSEEN
                        EQUITY SECURITIES    BY DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR         IN THE FUND*        INVESTMENT COMPANIES
  ----------------      -----------------   -------------------------
Lynn S. Birdsong               None               Over $100,000
Dr. Robert M. Gavin            None               Over $100,000
Duane E. Hill                  None               Over $100,000
Sandra S. Jaffee               None             $50,001 - $100,000
William P. Johnston            None               Over $100,000
Phillip O. Peterson            None             $50,001 - $100,000
Lemma W. Senbet                None               Over $100,000

*    The Fund had not commenced operations as of the date of this SAI.

INTERESTED DIRECTORS

                                              AGGREGATE DOLLAR RANGE
                                             OF EQUITY SECURITIES IN
                                            ALL REGISTERED INVESTMENT
                         DOLLAR RANGE OF        COMPANIES OVERSEEN
                        EQUITY SECURITIES    BY DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR         IN THE FUND*        INVESTMENT COMPANIES
  ----------------      -----------------   -------------------------
Thomas M. Marra                None               Over $100,000
Lowndes A. Smith               None               Over $100,000
David M. Znamierowski          None             $10,001 - $50,000

*    The Fund had not commenced operations as of the date of this SAI.

     COMPENSATION OF OFFICERS AND DIRECTORS The Fund pays a portion of the chief compliance officer's compensation, but otherwise does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Company to the following directors for the fiscal year ended October 31, 2007 and certain other information

                                               PENSION OR                            TOTAL
                                               RETIREMENT                        COMPENSATION
                            AGGREGATE           BENEFITS                        FROM THE FUNDS
                        COMPENSATION FROM      ACCRUED AS    ESTIMATED ANNUAL      AND FUND
   NAME OF PERSON,     THE HARTFORD MUTUAL      PART OF        BENEFITS UPON     COMPLEX PAID
      POSITION             FUNDS, INC.       FUND EXPENSES      RETIREMENT       TO DIRECTORS*
   ---------------     -------------------   -------------   ----------------   --------------
Lynn S. Birdsong,            $ 73,608              $0               $0             $180,500
Director
Dr. Robert M. Gavin,         $101,134              $0               $0             $248,000
Director

Duane E. Hill,               $ 64,432              $0               $0             $158,000
Director
Sandra S. Jaffee,            $ 61,476              $0               $0             $150,750
Director
William P. Johnston,         $ 72,181              $0               $0             $177,000
Director
Phillip O. Peterson,         $ 73,710              $0               $0             $180,750
Director
Lemma W. Senbet,             $ 60,864              $0               $0             $149,250
Director
Lowndes A. Smith,            $ 71,161              $0               $0             $174,500
Director

* As of October 31, 2007, five registered investment companies in the Complex paid compensation to the directors.

     The sales load for Class A shares of the Fund is waived for present and former officers, directors and employees of the Company, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Fund and its operations to invest in the Fund.

     The Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     As of the date of this filing, the officers and directors of the Company as a group beneficially owned no shares of any class of the Fund. As of that date, no person held an interest in the Fund equal to 5% or more of outstanding shares of a class.

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of the effective date of this SAI, an affiliate of HIFSCO, owned 100% of the fund's outstanding voting securities.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The Company, on behalf of the Fund, has entered into an investment management agreement with HIFSCO. The investment management agreement provides that HIFSCO, subject to the supervision and approval of the Company's board of directors, is responsible for the management of the Fund. In addition, HIFSCO provides administrative services to the Company, including, personnel, services, equipment and facilities and office space for proper operation of the Company. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Company, the Fund pays for these services directly.

     HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.

     The Fund relies on an exemptive order from the SEC under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the Fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

     2. The Fund must disclose in its prospectuses the existence, substance and effect of the exemptive order. In addition, the Fund must hold itself out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-adviser and recommend its hiring, termination and replacement.

     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     6. When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

     7. HIFSCO will provide general management services to the Company and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (c) allocate and, when appropriate, reallocate the Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-adviser complies with the Fund's investment objective, policies and restrictions.

     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.

     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.

     As provided by the investment management agreements, the Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund's average daily net assets. HIFSCO, not the Fund, pays the sub-advisory fees to the sub-adviser out of the management fee paid by the Fund to HIFSCO.

INVESTMENT MANAGEMENT FEES

     The investment management fee rate is as follows:

Diversified International Fund
AVERAGE DAILY NET ASSETS         ANNUAL RATE
------------------------------   -----------
First $500 million                  1.00%
Next $500 million                   0.95%
Amount Over $1 billion              0.90%

SUB-ADVISORY/INVESTMENT SERVICES FEES

The sub-advisory/investment services fee rate is as follows:

Diversified International Fund
AVERAGE DAILY NET ASSETS         ANNUAL RATE
------------------------------   -----------
First $250 million                  0.53%
Next $250 million                   0.48%
Next $500 million                   0.43%
Amount over $1 billion              0.41%

ADVISORY FEE PAYMENT HISTORY


     Because the Fund had not commenced operations as of the date of this SAI, there is no information available regarding the dollar amount of advisory fees or sub-advisory fees paid by the Fund.


     HIFSCO has voluntarily agreed to limit the expenses of the Fund by reimbursing the Fund when total fund operating expenses of the class exceed the following percentages. This policy may be discontinued at any time, subject to the following exceptions.

                                           CLASSES
FUND NAME                        CLASS A    B & C    CLASS I   CLASS R3   CLASS R4   CLASS R5   CLASS Y
---------                        -------   -------   -------   --------   --------   --------   -------
Diversified International Fund    1.65%     2.40%     1.40%      1.90%      1.65%      1.40%     1.30%

     Pursuant to the investment management agreement, investment sub-advisory agreement and investment services agreement, neither HIFSCO nor the sub-adviser are liable to the Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Fund in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. The sub-adviser has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from the sub-adviser's misfeasance, bad faith, gross negligence or reckless disregard of its duties as specifically set forth in the sub-advisory agreement.


     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of March 31, 2008, HIFSCO had approximately $49.9 billion of assets under management.


          Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

     Hartford Life provides the Fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of the Fund, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, the Fund pays Hartford Life a fee calculated at the following annual rate based on its aggregate net assets shown below.

First $5 billion   0.018%
Next $5 billion    0.016%
Over $10 billion   0.014%

     Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding the dollar amount of fund accounting fees paid to Hartford Life.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts sub-advised by the Wellington Management managers and assets under management in those accounts as of March 31, 2008:


                       REGISTERED
                       INVESTMENT       ASSETS                     ASSETS                     ASSETS
                         COMPANY       MANAGED       POOLED       MANAGED        OTHER       MANAGED
  PORTFOLIO MANAGER     ACCOUNTS    (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
  -----------------    ----------   -------------   --------   -------------   --------   -------------
Cheryl M. Duckworth         2           $   39          1          $  123          1          $  637
David S. Pope               0           $    0          1          $    2          0          $    0
Vera M. Trojan              2           $  134         11          $2,351          7          $1,193
Theodore B. P. Jayne        0           $    0          1          $    3          0          $    0
Andrew S. Offit            14           $5,111         16          $4,570         20*         $4,715


* The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account is approximately $160 million.

CONFLICTS OF INTEREST BETWEEN THE FUND AND OTHER ACCOUNTS

     Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account,

Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     HIFSCO pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HIFSCO on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of the Fund's inception.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals' experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index/and or peer group below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Offit, Ms. Duckworth and Ms. Trojan are partners of the firm.

BENCHMARK INDEX AND/OR PEER GROUP FOR INCENTIVE PERIOD

MSCI EAFE Index (Duckworth)
MSCI EAFE and MSCI EAFE Value Index (Jayne)
MSCI EAFE Growth Index (Offit)
S&P/Citigroup EMI ex US Index (Pope)
MSCI Emerging Markets Index (Trojan)
Lipper MF International Multi-Cap Core Average (Gross) (All)

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The dollar range of equity securities beneficially owned by the Wellington Management managers in the Fund is as follows:

                                                          DOLLAR RANGE OF
                                                         EQUITY SECURITIES
  PORTFOLIO MANAGER          FUND(S) SUB-ADVISED        BENEFICIALLY OWNED*
  -----------------          -------------------        -------------------
Cheryl M. Duckworth    Diversified International Fund           None
David S. Pope          Diversified International Fund           None
Vera M. Trojan         Diversified International Fund           None
Theodore B. P. Jayne   Diversified International Fund           None
Andre S. Offit         Diversified International Fund           None

*    The Fund had not commenced operations as of the date of this SAI.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.

     Subject to a policy established by the Company's board of directors and HIFSCO, the sub-adviser is primarily responsible for the investment decisions of the Fund and the placing of its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Fund.

     The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in the Fund's portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with
Section 28(e) of the 1934 Act, the sub-adviser may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fee paid by the Fund is not reduced because the sub-adviser, or its affiliates, receives these services even though it might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser, or its affiliates, in advising various of its clients, although not all of these services are necessarily useful and of value in managing the Fund.

     To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as the Fund, then, as authorized by the Company's board of directors, available securities may be allocated to the Fund and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by the Fund. In some cases, this system might adversely affect the price paid by the Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the Fund (for example, in the case of a small issue).

     Accounts managed by the sub-adviser (or its affiliates) may hold securities held by the Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

     Because the Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by the Fund is available.

     Because the Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by the Fund to firms selected in recognition of research services is available.

     Because the Fund had not commenced operations as of the date of this SAI, no information regarding the Fund's ownership in securities issued by its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) is available.

                                  FUND EXPENSES

     EXPENSES OF THE FUND The Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

GENERAL


     Hartford Investment Financial Services, LLC serves as the principal underwriter for the Fund pursuant to Underwriting Agreement initially approved by the board of directors of the Company. HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of the Fund. HIFSCO is not obligated to sell any specific amount of shares of the Fund.


     HIFSCO is authorized by the Company to receive purchase and redemption orders on behalf of the Fund. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Fund, subject to the Fund's policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at the Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses, HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

     - Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

     - "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

     - "Marketing support fees" for providing assistance in promoting the sale of fund shares;

     - Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

     - Provision of educational programs, including information and related support materials;

     -    Hardware and software; and

     - Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

In addition to the Financial Intermediaries listed above, listed below are all Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists. A.G. Edwards & Sons, Inc., ABD Financial Services, Inc., ABN Amro Investment Srvcs Inc., Access Investments, Inc., Advantage Capital Corp, Advisory Group Equity Svcs Ltd, AFA Financial Group, LLC, AIG Financial Advisors, Aim Investments, Allegacy F.C.U., Allen & Co. of Florida, Inc., Allen & Company, Inc., Alliance Berstein, AllState Financial Svcs., LLC, AMCORE Bank, Amcore Investment Services,Inc., AMERICAN AIRLINES, American Funds, American Funds & Trusts, Inc., American Gen'l Securities Inc., American Investors Company, American Municipal Sec's, Inc., American Portfolios Financial Svcs, Ameritas Investment Corp., Amsouth Investment Services, Amtrust Investment Services, Inc., Anchor Bank, Anchor Bank Heritage N.A., AnchorBank, fsb, Anderson & Strudwick, Inc., Arizona State Savings & CU, Arvest Asset Management, Arvest Bank, Associated Bank, NA, Associated Financial Srvcs, Inc., Associated Investment Svcs Inc., Associated Securities Corp., Atlantic Securities, Inc., AXA Advisors, LLC, Axiom Capital Management, Inc., Ayre Investments, B.C. Ziegler and Company, Bainbridge Securities, Inc., Banc of America Investment Svcs Inc., Bancorpsouth Investment Srvc Inc., BancWest Investment Services Inc., Bangor Securities, Inc., Bank Insurance & Securities Association, Bank of America, Bank of Lancaster County, NA, Bank of Oklahoma, Bank of Orange County, Bank of the West, Bankers & Investors Co., BankWest, Inc., Bannon, Ohanesian & Lecours, Inc., BB&T Investment Services, Inc., Bear, Stearns & Co. Inc., BECU, Berthel, Fisher & Co Financial Svcs Inc., BI Investments, LLC, BISA, Blue Vase Securities, LLC, Boenning & Scattergood, Inc., BOSC, Inc., Brecek & Young Advisors, Inc., Brecek & Young Financial Group Inc., Broker Dealer Financial Services Corp., Brookstone Securities, Inc., Brookstreet Securities Corp., Butler, Wick & Co., Inc., C.J.M. Planning Corp., Cadaret, Grant & Co., Inc., Calvert Distributors, Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank & Trust, Capital Brokerage Corporation, Capital Financial Service Corp, Capital Financial Srvcs., Inc., Capital Investment Group, Inc., Capital Investment Svcs, Inc., Capital Management Sec's, Inc., Capital Secs. of America, Inc., Capital West Securities, Inc., Capitol Securities Management, Inc., CapWest Securities, Inc., Carey, Thomas, Hoover & Breault, Carolinas Investment Consulting LLC, Carroll Bank & Trust, CCF Investments Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centaurus Financial, Inc., Central Investment Center, Inc., Century Securities Assocs., Inc., CFD Investments, Inc., Charles Schwab, Charles Schwab & Company, Inc., CHASE, Chicago Inv. Group, Chicago Investment Group, LLC, Christian Community Credit Union, Citibank, CITICORP, Citicorp Investment Services, Citicorp Platform, Citigroup Global Markets, Inc., Citizens Bank, Citizens Financial Srvcs, FSB, City Securities Corporation, Clary Financial Planning Corp., Coastal Federal Credit Union, Coburn & Meredith, Inc., Colonial Brokerage, Inc.,

Comerica Bank, Comerica Securities, Commerce Bank & Trust, Commerce Bank, N.A., Commerce Brokerage Svcs, Inc., Commerce Capital Markets, Commerce Capital Markets, Inc., Commonwealth Bank & Trust Co., Commonwealth Financial Network, Commonwealth Investment Svcs Inc., Compass Bank, Compass Brokerage, Inc., Consumer Concepts Investments Inc., Cornerstone Financial Svcs., Inc., Cosse International Sec'c Inc. Countrywide Bank, Countrywide Investment Srvc Inc., Cozad State Bank & Trust Co., CPI Capital, Crews & Associates, Inc., Crowell, Weedon & Co., Crown Capital Securities, L.P., Crown Capital Securities, LLP, CUE, Cuna Brokerage Services, Inc., CUNA CU, Cuso Financial Services, LLP, D.A. Davidson & Company, D.H. Hill Securities, LLP, Daiwa Securities, Davenport & Company LLC, David A. Noyes & Company, David Lerner Associates, Inc., Delta Trust Investment, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Bank Alex. Brown Inc., DFC INVESTOR, Diversified Resources, LLC, Diversified Securities, Inc., Dominion Investor Svcs., Inc., Dortch Secs. & Investments, Inc., Duncan-Williams, Inc., E*Trade, Securities, Inc., Eagle One Investments, LLC, The East Carolina Bank, Edward Jones, Elliott-Ledgerwood & Company, Empire Financial Group, Inc., Empire Securities Corporation, Ensemble Financial Svcs, Inc., EPlanning Securities, Inc., Equitable Bank, Equitas America, LLC, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC, Fairfield National Bank, Farmers & Merchants Bank, Farmers Finc'l Solutions LLC, Farmers National Bank, FAS Corp., Feltl & Company, Ferris/Baker Watts, FFP Securities, Inc., Fidelity Brokerage Srvcs., Inc., Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp, Financial Partners Credit Union, Financial Planning Assoc., Financial Security Management, Inc., Financial West Group, Fintegra LLC, First Allied Securities, First American Bank, First American Securities, Inc., First Bank, First Bank of Owasso, First Brokerage America, FIRST BROKERAGE AMERICA, LLC, First Busey Securities, Inc., First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Srvcs, First Commercial Bank, First Federal Bank, First Financial Equity Corp., First Heartland Capital Inc., First Horizon Bank, First Indiana Bank, N.A., First MidAmerica Investment Corp, First Midwest Bank, First Montauk Securities, First National Bank, First Republic Group, First Southeast Inv. Srvcs., First Tennessee Bank, First Tennessee Brokerage, Inc., First Wall Street Corporation, First Western Advisors, First Western Securities Inc., Florida Investment Advisers, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Foothill Securities, Inc., Foresters Equity Services, Inc., Franklin Templeton, Frost Brokerage Services Inc., Frost National Bank, FSC, FSC Securities Corporation, FSIC, Gateway Investment Services Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Glencrest Insurance Services, GMS Group, LLC., Great American Advisors, Inc., Great American Investors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D.Vest Investment Services, Hand Securities, Inc., Harbor Financial Services, Harbor Financial Services, LLC, Harbour Investments, Inc., Harger and Company, Inc., Harris Bank, Harris Investor Services, Inc., Harris Investor Services, LLC, Hartford, Harvest Capital LLC, HBW Securities, LLC,Hibernia Investments, LLC, Hibernia National Bank, Hilliard Lyons, HIMCO, Hornor, Townsend & Kent, Inc, HSBC Bank USA, HSBC Brokerage, Inc., HSBC Securities (USA) Inc., Hudson Valley Federal C.U., Huntingdon Securites Corp., Huntington Investment Co, Huntington Investments, Huntington National Bank, Huntleigh Securities Corp., I P I Investments, IBC Bank, IBC Investments, IBN Financial Services, Inc., IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Bank, Independent Financial Marketing, Independent Financial Group, LLC, Indiana Merchant Banking &Brok, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, InterSecurities, Inc., Intervest Inter. Equities Corp, Inverness Sec., LLC, INVEST Financial Corporation, INVEST/Atlantic Coast Federal, INVEST/Bremer Bank, INVEST/Capital City Bank, INVEST/Johnson Bank, INVEST/Terre Haute First National Bank, Investacorp, Inc., Investecorp, Investment Advsrs & Consult's, Investment Center, Inc., Investment Centers of America, Investment Management Corp., Investment Planners, Inc., Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., Iowa State Bank, J.B. Hanauer & Co., J.P. Turner & Co., J.W. Cole, J.W. Cole Financial, Inc., James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Financial, Jefferson Pilot Securities Corp, JJB Hilliard/WL Lyons, Inc., Kaplan & Co., Securities Inc., Kern Schools, Key Investment Services, KeyBank, NA, Kinecta Credit Union, KMS Financial Services, Inc., KNBT Securities, Inc., Kovack Securities, Inc., KW Securities Corporation, L.M. Kohn & Company, Laidlaw & Company (UK) Ltd., Landmark National Bank, Lara, Shull & May, LTD, LaSalle Financial Services,Inc., LaSalle St. Securities, Inc., LaSalle Street Securities, Inc., Leesport Bank, Legend Equities Corporation, Legg Mason Wood Walker, Inc., Legg Mason/Citigroup Global Mk, LFA, Liberty Group, LLC, Lincoln Financial Advisors Corp, Lincoln Investment Planning, Inc., Lincoln Savings Bank, Linsco/Private Ledger, Linsco/Private Ledger/Bank Div, Local Federal Bank, Lockheed Federal Credit Union, Lord Abbott, LPL, M & L, M C Bank & Trust, M&I Brokerage Services, Inc., M&T Bank, M&T Securities, Inc., M.L. Stern & Co. Inc., Main Street Securities, LLC, McDonald Investments, Means Investment Co Inc., Meridien Financial Group, Inc., Merolla Inc., Merrill Lynch Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS, Mid Atlantic Capital Corp., MidAmerica Financial Srvcs Inc., Mid-Atlantic Securities, Inc., MidFirst Credit Union, MidSouth National Bank, MMC Securities Corporation, MML Investor Services, Inc., Moloney Securities Co., Inc., Money Concepts Capital Corp, Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley, MSCS Financial Services, LLC, Multi-Financial Securities Corp, Multiple Financial Srvcs., Inc., Mutual Service Corp., NAST, NatCity Investments, National Advisers Trust, National Planning Corporation, National Securities Corp., Nations Financial Group, Inc., Nationwide Planning Assoc, Inc., NAVA, Navy Federal Credit Union, NBC Securities, Inc., Nelson Securities, Inc., Nelsonreid, Inc., New England Securities Corp., Newbridge Securities Corp., Next Financial Group, NFP Securities, Inc., North Ridge Securities Corp., North Star Bank,

Northeast Securities, Inc., Northern Trust Company, Northern Trust Securities, Inc., Northwest Financial Corp., Northwest Georgia Bank, Northwestern Mut Inv Svcs Inc., Oak Tree Securities, Inc., Oakbrook Financial Group, Inc., Ohio National Equities, Inc., Oklahoma State Bank, Old National Bank, One Securities Corp., OneAmerica Securities Inc., Online Brokerage Services, Oppenheimer and Co., Inc.,Orange County Teachers FCU, Orange County, FFC, Pacific West Securities, Inc., Packerland Brokerage Svcs, Inc., Park Avenue Securities, Partnervest Securities, Inc., Patelco Credit Union, Paulson Investment Company Inc., Pension Planners Sec's Inc., Peoples Bank, People's Bank, Peoples Securities, Inc., Pershing, PFIC Securities Corp, Piper Jaffray & Co., PlanMember Securities Corp, Planned Investment Co., Inc., PNC Bank Corp., PNC Investments LLC, Pointe Capital, LLC, Polar Investment Counsel, Inc., Power Federal Credit Union, Prime Capital Services, Inc., PrimeSolutions Securities, Inc., PrimeVest Financial Services, Princor Financial Service Corp, Private Consulting Group, Inc., ProEquities, Inc., Prospera Financial Services, Provident Bank, Purshe, Kaplin & Sterling, Putnum, QA3 Financial Corp., Quest Capital Strategies, Inc., Questar Capital Corp, R. Seelaus & Company Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Srvcs,Inc., RBC Centura Secs, Inc. FID Div, RBC Centura Securities, Inc., RBC Dain FID Division, RBC Dain Rauscher Inc., RDM Investment Services, Inc., Regal Discount Securities, Inc., Regions Bank, Reliance Securities, LLC, Resource Horizons Group, LLC, Rice Pontes Capital, RJFS, Robert W. Baird & Co. Inc., Rockhurst University, Rocky Mountain Bank, Rogan & Associates, Rogan & Associates, Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Beck & Co., S.Smith Barney/Bank Invs Cntrs, Safe CreditUnion, Sage, Rutty & Co., Inc., Sagemark Consulting, SAL Financial Services, Sammons Securities Co., Sanders Morris Harris Inc., Sandgrain Securities, Inc., Sandy Spring Bank, Santa Barbara Bank & Trust, SAS Institute, Sawtooth Securities, LLC, Saxony Securities, Inc., SCF Securities, Inc., Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Secure America Financial, Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Security Service F.C.U., Shields & Company, Shields and Company, SIG Securities, Sigma Financial Corporation, Signator Investors Inc., Signature Bank, SII Investments, Sky Bank, Smith Barney, Smith Hayes Fin Svcs Corp, South Valley Wealth, Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital, Inc., Stanford Group Company, Stephens, Inc., Sterling Financial Investment Group, Sterling State Bank, Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stillwater National Bank & Trs, Stockcross, Inc., Stone and Youngberg, LLC, Strand Atkinson Williams York, Strata Bank, Strategic Financial Alliance, Summit Brokerage Services Inc., SunAmerica, Sunset Financial Services, Inc., SunTrust Investment Srvcs, Inc., SunTrust Securities, Inc., Susquehanna Bank of PA, SWBC Investment Company, SWS Financial Services, Symetra investments, Symetra Investment Services Inc., Synergy Financial Services, Synergy Investment Group, Synovus Securities, T.J. Raney & Sons, Inc., TD Waterhouse Investor Srvcs, Inc., TD Waterhouse Invstr Srvcs,Inc., TFC Financial Management, TFS Securities, Inc., The Huntington Investment Co., The Windsor Group, Thoroughbred Financial Svcs, LLC, Thrivent Investment Management Inc., Thurston, Springer, Miller,Her, Tower Square Securities, Inc., TradeStar Investments, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., Triune Capital Advisors, Trustmont Financial Group, U.S Bank, U.S. Investors, Inc., UBOC Investment Services, Inc., UBS Financial Services, Inc., UBS International, UCB Investment Services, Inc., UMB Bank, UMB Financial Services, Inc., UMB Scout Brokerage Services, Union Bank, Union Bank of California, N.A., Union Federal Bk/Indianapolis, UnionBanc Investment Services, United Brokerage Services, Inc, United Heritage Finc'l Svcs, US Bancorp FID, US Bancorp Investments, US Bank, USA Financial Securities Corp., USAllianz Securities, Inc., USF Securities LP, USI Securities, UVest Financial Services, V.B.C. Securities, VALIC Financial, Advisors, Inc., Valley Bank, ValMark Securities, Van Kampen, VanDerbilt Securities, LLC, VENTURE BANK, VFinance Investments, Inc., Vision Invstmnt Services, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia Bank, Wachovia ISG Platform, Wachovia Sec Inc Fncl Network, Wachovia Securities ISG, Wachovia Securities LLC, Waddell & Reed, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., Warner Group, Inc., Washington Mutual, Waterhouse Securities, Inc., Waterstone Financial Group, Wayne Hummer Investments LLC, Wealth Management Srvcs., Webster Bank, Webster Investment Srvcs., Inc., Webster Investments, Wedbush Morgan Securities Inc., Wellington Management Company, Wellington Securities, Inc., Wells Fargo Investments, Wells Fargo Secs Independent, Wells Federal Bank, WesBanco Bank, WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Credit Union, Wescom Financial Services, WESCOM FINANCIAL SERVICES LLC, Western International Sec's, Westminster Financial Services, Westport Resrcs Invest Srvcs, Whitney National Bank, Wilbank Securities, Williams Financial Group, Inc., Winslow, Evans & Crocker, Inc., WM Financial Services, Inc., Woodbury Financial Srvcs, Inc., Woodlands Securities Corp., Woodmen Financial Services Inc., Workman Securities Corp., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc. Wunderlich Securities Inc., XCU Capital Corp., Inc., Yankee Financial Group, Inc., Zeigler Investments and Zions National Bank.

COMMISSIONS TO DEALERS

     Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding the aggregate dollar amount of commissions received by HIFSCO for the sale of Fund shares.

     Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Diversified International Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED              PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                   5.50%                     5.82%                    4.75%
$50,000 or more but less than $100,000              4.50%                     4.71%                    4.00%
$100,000 or more but less than $250,000             3.50%                     3.63%                    3.00%
$250,000 or more but less than $500,000             2.50%                     2.56%                    2.00%
$500,000 or more but less than $1 million           2.00%                     2.04%                    1.75%
$1 million or more(1)                                  0%                        0%                       0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or purchases in any amount by adviser-sold donor advised funds. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

     The Company, on behalf of the Fund, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.

     CLASS A PLAN Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Company's board of directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS B PLAN Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

     CLASS R3 PLAN Pursuant to the Class R3 Plan, the Fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS R4 PLAN Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Fund pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits that the Plans may provide to the Fund include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

     Because the Fund had not commenced operations as of the date of this SAI, no information regarding 12b-1 fees paid is available.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Fund's prospectuses.

     EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

     For a description of how a shareholder may have the Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Fund's prospectuses.

     RIGHTS OF ACCUMULATION The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares not subject to a CDSC (except as noted below under Deferred

Sales Charge) of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     SPECIAL REDEMPTIONS Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account.

     DEFERRED SALES CHARGE ON CLASS A, CLASS B AND CLASS C Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

     Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase, Class B shares that are redeemed within six years of purchase, and Class C shares, that are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

     When requesting a redemption the specified dollar amount will be redeemed from your account and plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

     The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to the CDSC in the following cases:

     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     - because of shareholder death or disability in the case of a transfer or rollover to a Hartford company only,

     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plans,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

          (6) after separation from service for employer sponsored retirement plans, and

          (7) for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

SUSPENSION OF REDEMPTIONS

     The Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                                ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a US jurisdiction in which the fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the funds; your account balance falls to $1,000 or less and you fail to bring the account above the $1,000 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell fund shares; or closing the account is determined to be in the best interests of the fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of the Fund is determined by Hartford Life in the manner described in the Fund's prospectuses. The Fund is closed for business and does not price its shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by the Fund will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Company's board of directors. Debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sales price reported on the Primary Market or exchange (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. If the security did not trade on the Primary Market, it may be valued at the last reported sale price on another exchange where it trades. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable are valued in good faith at fair value by, or under guidelines established by, the Fund's board of directors.

     Foreign securities markets may trade on days when the Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund's Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

     Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization premium and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The Fund's maximum offering price per Class A shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares will be offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS

     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 37.7 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into 49 series.

     The board of directors of the Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Fund. The Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of the Company have authorized the issuance of eight classes of shares of the Fund designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and, upon liquidation or dissolution, in the net assets of the Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.

     As an investment company incorporated in Maryland, the Company is not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Fund's independent registered public accounting firm.

     Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of the Company's outstanding shares request it in writing, a meeting of the Company's shareholders will be held to approve or disapprove the removal of director or directors.

     Matters in which the interests of all the Funds of the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES

FEDERAL TAX STATUS OF THE FUND

The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     The Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for the Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If the Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Company intends the Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     The Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, the Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

     If for any taxable year the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of the Fund's available earnings and profits.

     Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund's assets to be invested within various countries is not now known. The Company intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

     In addition, if the Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     The Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund,
(2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Company seeks to monitor transactions of the Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     Because the Fund had not commenced operations as of the date of this SAI, no information regarding capital loss carry forwards is available for the Fund.

     If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     Pay-in-kind instruments ("PIKs") are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

     If the Fund invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

     The following discussion of certain federal income tax issues of shareholders of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of the Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     In general, as described in the prospectuses, distributions from the Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of the Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of the Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Company's option, the Company may cause the Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Company expects the Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that the Company chooses this option on behalf of the Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of the Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. The lower tax rates on long-term capital gains for individuals are currently scheduled to expire after 2010, at which time the maximum rate is currently scheduled to increase to 20%.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of the Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. The lower tax rates on qualified dividend income are currently scheduled to expire after 2010. After 2010, such amounts would be taxed at ordinary income rates in the absence of further congressional action. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     The Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by the Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend.

     The Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

     Dividends paid by the Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by the Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. The ownership of Fund shares held by a non-U.S. investor may be subject to U.S. estate tax.

     The Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of the Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of the Fund are held pursuant to a separate Custody Agreement between the Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT


     Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for the Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended October 31, 2008 will be audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. The principal business address of Ernst & Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

                                OTHER INFORMATION

     The Hartford has granted the Company the right to use the name "The Hartford" or "Hartford" and has reserved the right to withdraw its consent to the use of such name by the Company and the Fund at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS

     The Fund, HIFSCO and the sub-adviser have each adopted a code of ethics designed to protect the interests of the Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements, together with the notes thereto, and report of Ernst & Young LLP, the Company's independent registered public accounting firm, will be available in the Fund's annual report once the Fund has completed its first annual period.

                      PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors believe that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Fund has adopted a policy that the Fund's sub-adviser vote proxies, subject to oversight by the Fund's investment manager. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser's policies and procedures, as well as, the fund's voting records. For a complete copy of the sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.

                       WELLINGTON MANAGEMENT COMPANY, LLP

Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the users of such securities. Wellington Management established Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while the Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in questions, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world. Wellington Management's Global Proxy Voting Guidelines set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analzsts on prox matters, as needed.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

The following is a summary of certain of the Global Proxy Voting Guidelines. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

     Election of Directors. Case-by-Case. Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

     Classify Board of Directors. Against. We will also vote in favor of shareholder proposals seeking to declassify boards.

     Adopt Director Tenure/Retirement Age (SP). Against.

     Adopt Director & Officer Indemnification. For. We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

     Allow Special Interest Representation to Board (SP). Against.

     Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, as least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

     Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

     Require a Separation of Chair and CEO or Require a Lead Director. For.

     Approve Directors' Fees. For.

     Approve Bonuses for Retiring Directors. Case-by-Case.

     Elect Supervisory Board/Corporate Assembly. For.

     Elect/Establish Board Committee. For.

     Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

     Adopt/Amend Stock Option Plans. Case-by-Case.

     Adopt/Amend Employee Stock Purchase Plans. For.

     Approve/Amend Bonus Plans. Case-by-Case.

     In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

     Approve Remuneration Policy. Case-by-Case.

     Exchange Underwater Options. Case-by-Case.

     Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

     Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

     Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

     Expense Future Stock Options (SP). For.

     Shareholder Approval of All Stock Option Plans (SP). For.

     Disclose All Executive Compensation (SP). For.

REPORTING OF RESULTS

     Approve Financial Statements. For.

     Set Dividends and Allocate Profits. For.

     Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

     Ratify Selection of Auditors and Set Their Fees. Case-by-Case.

     Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

     Elect Statutory Auditors. Case-by-Case.

     Shareholder Approval of Auditors (SP). For.

SHAREHOLDER VOTING RIGHTS

     Adopt Cumulative Voting (SP). Against.

     We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

     Shareholder Rights Plans. Case-by-Case.

     Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

     -    Shareholder approval requirement

     -    Sunset provision

     - Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

     Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

     Authorize Blank Check Preferred Stock. Case-by-Case.

     We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

     Eliminate Right to Call a Special Meeting. Against.

     Increase Supermajority Vote Requirement. Against.

     We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

     Adopt Anti-Greenmail Provision. For.

     Adopt Confidential Voting (SP). Case-by-Case.

     We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

     Remove Right to Act by Written Consent. Against.

CAPITAL STRUCTURE

     Increase Authorized Common Stock. Case-by-Case.

     We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

     Approve Merger or Acquisition. Case-by-Case.

     Approve Technical Amendments to Charter. Case-by-Case.

     Opt Out of State Takeover Statutes. For.

     Authorize Share Repurchase. For.

     Authorize Trade in Company Stock. For.

     Approve Stock Splits. Case-by-Case.

     We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

     Approve Recapitalization/Restructuring. Case-by-Case.

     Issue Stock with or without Preemptive Rights. For.

     Issue Debt Instruments. Case-by-Case.

SOCIAL ISSUES

     Endorse the Ceres Principles (SP). Case-by-Case.

     Disclose Political and PAC Gifts (SP). Case-by-Case.

     Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

     Require Adoption of International Labor Organization's Fair Labor Principles (SP). Case-by-Case.

     Report on Sustainability (SP). Case-by-Case.

MISCELLANEOUS

     Approve Other Business. Against.

     Approve Reincorporation. Case-by-Case.

     Approve Third-Party Transactions. Case-by-Case.

CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

     Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

     In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

     Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for powers of attorney and consularization are examples of such circumstances.

                                   APPENDIX A

     The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

     In the case of "split-rated" securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), the Sub-Advisers will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund's portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.

 Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

     NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

a.(i) Articles of Incorporation dated March 19, 1996 (incorporated by reference to Initial Registration Statement filed on April 9,
              1996)

a.(ii) Articles Supplementary dated August 30, 2002 (incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 25,
              2002)

a.(iii) Articles Supplementary dated September 12, 2002 (incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 25,
              2002)

a.(iv) Articles of Amendment to the Articles of Incorporation (incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 16, 2002)

a.(v) Articles Supplementary dated June 10, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19,
              2003)

a.(vi) Articles of Amendment dated June 10, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19,
              2003)

a.(vii) Articles Supplementary dated August 26, 2003 (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2003)

a.(viii) Articles Supplementary dated March 10, 2004 (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

a.(ix) Articles Supplementary dated August 19, 2004 (incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 23,
              2004)

a.(x) Articles Supplementary dated February 3, 2005 (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)
a.(xi) Articles Supplementary dated June 28, 2005 (incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 15,
              2005)

a.(xii) Articles Supplementary dated April 11, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

a.(xiii) Articles Supplementary dated June 14, 2006 (incorporated by reference to Post-Effective Amendment No. 50 filed to Registration Statement on Form N-1A (File No. 333-02381) on July 31, 2006)

a.(xiv) Articles Supplementary dated October 25, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2006)

a.(xv) Articles Supplementary dated February 27, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

a.(xvi) Articles Supplementary dated May 25, 2007 (incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 14,
              2007)

a.(xvii) Articles of Amendment dated May 25, 2007 (incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 14,
              2007)

a.(xviii)     Articles of Amendment dated May 25, 2007 (incorporated by
              reference to Post-Effective Amendment No. 62 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on September 14,
              2007)

a.(xix) Articles Supplementary dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)

a.(xx) Articles of Amendment dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)

a.(xxi) Articles of Amendment dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)
a.(xxii) Articles Supplementary dated September 14, 2007 (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2007)

a.(xxiii)     Articles Supplementary dated November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 66 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2008)

a.(xxiv) Articles Supplementary dated February 28, 2008 (incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 15,
              2008)

b. By-Laws adopted January 24, 1996, last amended May 13, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19, 2003)

c.            Not Applicable

d.(i) Investment Management Agreement with Hartford Investment Financial Services Company dated March 3, 1997 (incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 20, 1997)

d.(ii) Amendment No. 1 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(iii) Amendment No. 2 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(iv) Amendment No. 3 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(v) Amendment No. 4 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(vi) Amendment No. 5 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration

              Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(vii) Amendment No. 6 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(viii) Amendment No. 7 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(ix) Amendment No. 8 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2003)

d.(x) Amendment No. 9 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

d.(xi) Amendment No. 10 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

d.(xii) Amendment No. 11 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29,
              2005)

d.(xiii) Amendment No. 12 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29,
              2005)

d.(xiv) Amendment No. 13 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

d.(xv) Amendment No. 14 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31,
              2006)
d.(xvi) Amendment No. 15 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31,
              2006)

d.(xvii) Amendment No. 16 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xviii)     Amendment No. 17 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xix) Amendment No. 18 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xx) Amendment No. 19 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xxi) Amendment No. 20 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2007)

d.(xxii) Amendment No. 21 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2008)

d.(xxiii)     Amendment No. 22 to Investment Management Agreement (filed herewith)

d.(xxiv) Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated March 3, 1997 (incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 20, 1997)

d.(xxv) Amendment No. 1 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxvi)      Amendment No. 2 to Investment Sub-Advisory Agreement with
              Wellington Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)
d.(xxvii)     Amendment No. 3 to Investment Sub-Advisory Agreement with
              Wellington Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxviii)    Amendment No. 4 to Investment Sub-Advisory Agreement with
              Wellington Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxix) Amendment No. 5 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxx) Amendment No. 6 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxxi) Amendment No. 7 to Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2003)

d.(xxxii)     Amendment No. 8 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 41 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on April 29, 2005)

d.(xxxiii)    Amendment No. 9 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 50 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on July 31, 2006)

d.(xxxiv)     Amendment No. 10 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 57 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2007)

d.(xxxv)      Amendment No. 11 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 66 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2008)
d.(xxxvi)     Amendment No. 12 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 66 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2008)

d.(xxxvii)    Amendment No. 13 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (filed herewith)

d.(xxxviii)   Investment Services Agreement with Hartford Investment Management
              Company dated as of March 3, 1997 (incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on June 20, 1997)

d.(xxxix)     Amendment No. 1 to Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xl) Amendment No. 2 to Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xli) Amendment No. 3 to Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29, 2005)

d.(xli) Amendment No. 4 to Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

d.(xlii) Amendment No. 5 Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

d.(xliii)     Amendment No. 6 Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 50 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on July 31, 2006)

d.(xliv) Amendment No. 7 Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-

              Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

d.(xlv) Amendment No. 8 Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2006)

d.(xlvi) Amendment No. 9 Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xlvii)     Amendment No. 10 Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 61 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on August 30, 2007)

d.(xlviii)    Amendment No. 11 Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 63 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on November 29, 2007)

d.(xlix) Investment Sub-Advisory Agreement with Oberweis Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

d.(l) Investment Sub-Advisory Agreement with Jennison Associates LLC (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

d.(li) Investment Sub-Advisory Agreement with Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

d.(lii) Investment Sub-Advisory Agreement with Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

d.(liii) Investment Sub-Advisory Agreement with SSgA Funds Management, Inc. (incorporated by reference to Post-Effective Amendment No. 50 to

              Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ii) Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27,
              1996)

e.(iii) Amendment No. 1 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(iv) Amendment No. 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(v) Amendment No. 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(vi) Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company dated November 1, 1998 (incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 15,
              2002)

e.(vii) Amendment No. 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(viii) Amendment No. 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(ix) Amendment No. 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(x) Amendment No. 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)
e.(xi) Amendment No. 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2003)

e.(xii) Amendment No. 9 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

e.(xiii) Amendment No. 10 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

e.(xiv) Amendment No. 11 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29,
              2005)

e.(xv) Amendment No. 12 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29,
              2005)

e.(xvi) Amendment No. 13 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31,
              2006)

e.(xvii) Amendment No. 14 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2006)

e.(xviii)     Amendment No. 15 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

e.(xix) Amendment No. 16 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2007)

e.(xx) Amendment No. 17 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2008)

e.(xxi) Amendment No. 18 to Principal Underwriting Agreement (filed herewith)

f.            Not Applicable

g. Master Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 58 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2007)

h.(i) Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

h.(ii) Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2006)

h.(iii) Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2006)

h.(iv) Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2008)

h.(v) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

h.(vi) Fund Accounting Agreement dated January 3, 2000 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(vii) Amendment No. 1 to the Fund Accounting Agreement, dated July 23, 2001 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)
h.(viii) Second Amendment to the Fund Accounting Agreement, dated October 31, 2002 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(ix) Third Amendment to the Fund Accounting Agreement, dated August 25, 2003 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(x) Fourth Amendment to the Fund Accounting Agreement, dated September 27, 2005 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xi) Fifth Amendment to the Fund Accounting Agreement, dated January 1, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xii) Sixth Amendment to the Fund Accounting Agreement, July 31, 2006 (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

h.(xiii) Seventh Amendment to the Fund Accounting Agreement, November 30, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(xiv) Eighth Amendment to the Fund Accounting Agreement, May 31, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

h.(xv) Ninth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

h.(xvi) Tenth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)
h.(xvii) Eleventh Amendment to the Fund Accounting Agreement, March 1, 2008 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xviii)     Twelfth Amendment to the Fund Accounting Agreement, March 1, 2008
              (filed herewith)

h.(xix) Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xx) Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

i.            Opinion and Consent of Counsel (filed herewith)

j.            Not Applicable

k.            Not Applicable

l.            Not Applicable

m. Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

n. Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2008)

o.            Not Applicable

p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

p.(ii) Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)
p.(iii) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2005)

p.(iv) Code of Ethics of Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

p.(v) Code of Ethics of Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

p.(vi) Code of Ethics of SSgA Funds Management, Inc. (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)

q. Power of Attorney (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

Item 24. Persons Controlled by or Under Common Control with Registrant

     As of May 31, 2008, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 22, 2008.

     In addition, subsidiaries of The Hartford Financial Services Group, Inc., beneficially owned as of May 31, 2008 more than 25% of the following funds:

          The Hartford Global Enhanced Dividend Fund
          The Hartford LargeCap Growth Fund
          The Hartford MidCap Growth Fund
          The Hartford Tax-Free New York Fund
          The Hartford Global Equity Fund

Item 25. Indemnification

     Article V of the Registrant's Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant's initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

     Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

                           Position with Hartford Investment
Name                            Financial Services, LLC                            Other Business
----                     -------------------------------------   -------------------------------------------------
John C. Walters          Chief Executive Officer, President      Chief Executive Officer, President and Manager of
                         and Manager                             The Hartford Financial Services Group, Inc. ("The
                                                                 Hartford")(1); Chief Executive Officer, President
                                                                 and Director of Hartford Life Insurance Company
                                                                 ("HLIC")(2); Chief Executive Officer, Manager and
                                                                 President of HL Investment Advisors, LLC(3); and
                                                                 Chief Executive Officer and Director and
                                                                 President of Hartford Life, Inc.("HL, Inc.")(4)

Tamara L. Fagely         Chief Financial Officer and             Chief Financial Officer and Vice President of
                         Controller/FINOP                        Hartford Administrative Services Company
                                                                 ("HASCO")(5) and Vice President of HLIC

Colleen B. Pernerewski   Chief Investment Advisor and            Assistant Vice President of The Hartford; Chief
                         Compliance Officer                      Compliance Officer of Separate Accounts of HLIC
                                                                 and Chief Compliance Officer of HL Investment
                                                                 Advisors, LLC

William D. Wilcox        Chief Compliance Officer, AML           Assistant Vice President of The Hartford
                         Compliance Officer and Chief Legal
                         Officer

Robert M. Arena          Senior Vice President / Business Line   Director and Senior Vice President of HASCO;
                         Principal and Manager                   Executive Vice President of HLIC; and Manager and
                                                                 Senior Vice President of HL Investment Advisors,
                                                                 LLC

Kenneth A. McCullum      Senior Vice President                   Senior Vice President and Actuary of HLIC; and
                                                                 Senior Vice President of HL Investment Advisors,
                                                                 LLC

Vernon J. Meyer          Senior Vice President                   Senior Vice President of HLIC and Senior Vice
                                                                 President of HL Investment Advisors, LLC

D. Keith Sloane          Senior Vice President                   Senior Vice President of HASCO, HLIC and HL
                                                                 Investment Advisors, LLC

Thomas D. Jones          Vice President                          Vice President of The Hartford, HLIC and HL
                                                                 Investment Advisors, LLC

Edward P. Macdonald      Vice President and Chief Legal          Assistant Vice President of The Hartford;
                         Officer                                 Assistant Vice President of HLIC; Vice President
                                                                 of HASCO and Vice President, Chief Legal Officer
                                                                 and Secretary of HL Investment Advisors, LLC

Mark Sides               Chief Legal Officer - Broker/Dealer     Assistant Vice President of The Hartford
                         and Secretary

John N. Giamalis         Treasurer                               Senior Vice President and Treasurer of HL Inc.,
                                                                 The Hartford, HASCO, HLIC, and HL Investment
                                                                 Advisors; and Treasurer of Hartford Investment
                                                                 Management

Glen J. Kvadus           Assistant Secretary

Michael J. Fixer         Assistant Treasurer and Assistant       Assistant Treasurer and Assistant Vice President
                         Vice President                          of The Hartford, HASCO, HLIC, HL Inc. and HL
                                                                 Investment Advisors, LLC

Marilyn Orr              Assistant Vice President                Assistant Vice President of HLIC

Alice A. Pellegrino      Assistant Vice President                Assistant Vice President of The Hartford;
                                                                 Assistant Vice President of HASCO, HLIC and HL
                                                                 Investment Advisors, LLC

Elizabeth L. Schroeder   Assistant Vice President                Assistant Vice President of HLIC and HL
                                                                 Investment Advisors, LLC

Denise A. Settimi        Assistant Vice President                Chief Operating Officer and Assistant Vice
                                                                 President of HASCO; and Assistant Vice President
                                                                 of HLIC

Brian Murphy             Manager                                 Executive Vice President of HLIC


(1) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

(2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(3) The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(5) The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(6) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

Item 27. Principal Underwriters

     Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds II, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

    Name and Principal                                                            Position and Offices with
     Business Address             Positions and Offices with Underwriter                  Registrant
    ------------------            --------------------------------------          -------------------------
John C. Walters(2)          Chief Executive Officer, President and Manager      President and Chief Executive
                                                                                Officer

Tamara L. Fagely(3)         Chief Financial Officer and Controller/FINOP
                                                                                Vice President, Treasurer and
                                                                                Controller

    Name and Principal                                                            Position and Offices with
     Business Address             Positions and Offices with Underwriter                  Registrant
    ------------------            --------------------------------------          -------------------------
Colleen B. Pernerewski(2)   Chief Investment Advisor and Compliance Officer     None

William D. Wilcox(2)        Chief Compliance Officer, AML Compliance Officer
                            and Chief Legal Officer                             None

Robert M. Arena(2)          Senior Vice President / Business Line Principal
                            and Manager                                         Vice President

Kenneth A. McCullum(2)      Senior Vice President                               None

Vernon J. Meyer(2)          Senior Vice President                               Vice President

D. Keith Sloane(2)          Senior Vice President                               None

Thomas D. Jones(2)          Vice President                                      Vice President and Chief
                                                                                Compliance Officer

Edward P. Macdonald(2)      Vice President and Chief Legal Officer              Vice President, Secretary and
                                                                                Chief Legal Officer

Mark Sides(3)               Chief Legal Officer - Broker/Dealer and Secretary   None

John N. Giamalis(1)         Treasurer                                           None

Glen J. Kvadus(2)           Assistant Secretary                                 None

Michael J. Fixer(4)         Assistant Treasurer and Assistant Vice President    None

Marilyn Orr(3)              Assistant Vice President                            Assistant Treasurer

Alice A. Pellegrino(2)      Assistant Vice President                            Assistant Secretary

Elizabeth L. Schroeder(2)   Assistant Vice President                            None

Denise A. Settimi(3)        Assistant Vice President                            Vice President

Brian Murphy(2)             Manager                                             None


(1)  The principal business address is 690 Asylum Avenue, Hartford, CT 06115.

(2)  The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

(3)  The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

(4)  The principal business address is One Hartford Plaza Hartford CT 06155

Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

     Not Applicable

Item 30. Undertakings

     Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 27th day of June, 2008.


                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ John C. Walters
                                            ------------------------------------
                                            John C. Walters
                                        Its: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


              SIGNATURE                            TITLE                   DATE
-------------------------------------   ---------------------------   --------------


/s/ Tamara L. Fagely                    Controller & Treasurer        June 27, 2008
-------------------------------------   (Chief Accounting Officer &
Tamara L. Fagely                        Chief Financial Officer)


                  *                     Director                      June 27, 2008
-------------------------------------
Lynn S. Birdsong


                  *                     Chairman of the Board         June 27, 2008
-------------------------------------   and Director
Robert M. Gavin, Jr.


                  *                     Director                      June 27, 2008
-------------------------------------
Duane E. Hill


                  *                     Director                      June 27, 2008
-------------------------------------
Sandra S. Jaffee


                  *                     Director                      June 27, 2008
-------------------------------------
William P. Johnston



                  *                     Director                      June 27, 2008
-------------------------------------
Lemma W. Senbet


                  *                     Director                      June 27, 2008
-------------------------------------
Thomas M. Marra


                  *                     Director                      June 27, 2008
-------------------------------------
Phillip O. Peterson


                  *                     Director                      June 27, 2008
-------------------------------------
Lowndes A. Smith


                  *                     Director                      June 27, 2008
-------------------------------------
David M. Znamierowski




/s/ Edward P. Macdonald                 June 27, 2008
-------------------------------------
* By Edward P. Macdonald
     Attorney-in-fact


* Pursuant to Power of Attorney (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

                                 EXHIBIT INDEX

EXHIBIT NO.

d.(xxiii)    Amendment No. 22 to Investment Management Agreement

d.(xxxvii)   Amendment No. 13 to Sub-Advisory Agreement with Wellington
             Management Company, LLP

e.(xxi)      Amendment No. 18 to Principal Underwriting Agreement

h.(xviii)    Twelfth Amendment to the Fund Accounting Agreement, March 1, 2008

i.           Opinion and Consent of Counsel